As filed with the Securities and Exchange Commission

On May 11, 2007

Registration No. 333-141111; 811-22025

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A/A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. 1	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 1	☒

(Check appropriate box or boxes)

ING SEPARATE PORTFOLIOS TRUST

(Exact Name of Registrant as specified in Charter)

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 992-0180

Huey P. Falgout, Jr.

c/o ING Investments LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(Name and Address of Agent for Service)

With copies to:

Marco E. Adelfio, Esq.

Morrison & Foerster LLP

2000 Pennsylvania Ave., N.W.

Washington, D.C. 20006

It is expected that the securities will be sold to the public as soon as possible after the registration statement is effective.

The Registrant hereby elects to register an indefinite number of shares of its shares of beneficial interest, with a par value of $0.001 per Share, under the Securities Act of 1933, pursuant to Rule 24F-2 under the Investment Company Act of 1940, as amended.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Supplement dated             , 2007 to the current Prospectus of

ING Separate Portfolios Trust

(the “Registrant”)

The Prospectus for the Registrant is hereby supplemented with the following information relating to “Information Regarding Trading of ING’s U.S. Mutual Funds.”

Information Regarding Trading of ING’s U.S. Mutual Funds

ING Investment Management Co. (“ING IM”), the adviser to ING Separate Portfolios Trust, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING IM and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING IM has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING IM reported that management of U.S. affiliates of ING Groep N.V., including ING IM (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING IM has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING IM further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING IM has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING IM reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•

Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•

ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001, ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•

In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING IM reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING IM advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING IM reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•

ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING IM reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•

The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•

ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity;

2

reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING IM were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING IM entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING IM, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING IM entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING IM, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

3

Prospectus

[            , 2007]

ING Separate Portfolios Trust

■	ING SPorts Core Fixed Income Fund
■	ING SPorts Core Plus Fixed Income Fund

This Prospectus contains important information about investing in shares of certain ING Funds of ING Separate Portfolios Trust. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their respective investment objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

WHAT’S INSIDE

INVESTMENT OBJECTIVE

PRINCIPAL INVESTMENT STRATEGIES

RISKS

WHAT YOU PAY TO INVEST

These pages contain a description of each of our Funds included in this Prospectus, including each Fund’s investment objective, principal investment strategies and risks. You’ll also find:

What you pay to invest.

A list of the fees and expenses you pay — both directly and indirectly — when you invest in a Fund.

Introduction to the Funds	1

Funds at a Glance	2

ING Fixed Income Funds

ING SPorts Core Fixed Income Fund	4

ING SPorts Core Plus Fixed Income Fund	6

What You Pay to Invest	8

Shareholder Guide	10

Management of the Funds	13

More Information About Risks	14

Dividends, Distributions and Taxes	17

Financial Highlights	19

Where To Go For More Information	Back Cover

INTRODUCTION TO THE FUNDS

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal investment strategies and risks associated with each of our Funds. You should consult the Statement of Additional Information (“SAI”) for a complete list of investment strategies and risks.

If you have any questions about the Funds, please call your investment professional or us at 1-800-992-0180.

This Prospectus is designed to help you make informed decisions about your investments.

ING SPorts Core Fixed Income Fund and ING SPorts Core Plus Fixed Income Fund (each, a “Fund” and, collectively, the “Funds”) are separate series of ING Separate Portfolios Trust. The Funds are designed for exclusive use within separately managed accounts (“wrap accounts”).

FIXED INCOME FUNDS

Shares of the Funds may be purchased by or on behalf of clients of wrap account programs sponsored by investment advisers or broker-dealers that have an agreement with ING Investment Management Co., the Funds’ investment adviser.

They may be suitable investments if you:

•	want a regular stream of income;
•	want professional portfolio management; and
•	are investing for long-term goals.

If you have any questions, please call 1-800-992-0180.

Introduction to the Funds	1

FUNDS AT A GLANCE

Fixed Income Funds

This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund’s investment objective, principal investment strategies and risks, which begin on page 4.

FUND	INVESTMENT OBJECTIVE

ING SPorts Core Fixed Income Fund Adviser: ING Investment Management Co.	The Fund seeks to maximize total return.
ING SPorts Core Plus Fixed Income Fund Adviser: ING Investment Management Co.	The Fund seeks to maximize total return.

2	Funds at a Glance

FUNDS AT A GLANCE

MAIN INVESTMENTS	MAIN RISKS

A diversified portfolio of investment grade bonds, including U.S. government securities, such as GNMA Certificates that are guaranteed as to the timely payment of principal and interest by the U.S. government.	Credit, interest rate, prepayment, foreign investing and other risks that accompany an investment in fixed income securities, government bonds, foreign debt securities and mortgage-related investments. May be sensitive to credit risk during economic downturns.

A diversified portfolio of investment grade and non-investment grade fixed income securities.	Credit, interest rate, prepayment, foreign investing and other risks that accompany an investment in lower-quality U.S. and foreign debt securities. Particularly sensitive to credit risk during economic downturns.

If you have any questions, please call 1-800-992-0180.

Funds at a Glance	3

ING SPORTS CORE FIXED INCOME FUND	Adviser ING Investment Management Co.

INVESTMENT OBJECTIVE

The Fund seeks to

maximize total return. Total return is a combination of income and capital appreciation. The Fund’s investment objective is not fundamental, which means that it may be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in fixed income securities. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Fund invests primarily in a diversified portfolio of fixed income securities, which, at the time of investment, are rated investment grade (securities rated at least BBB- by Standard & Poor’s Rating Group or Baa3 by Moody’s Investors Service, Inc. or BBB- by Fitch) or have an equivalent rating by a nationally recognized statistical rating organization, or are deemed by the Adviser to be of comparable quality if unrated.

The securities that the Fund may invest in include, but are not limited to, the following:

•

fixed-income securities issued by U.S. and foreign entities, including, but not limited to, collateralized debt obligations, collateralized loan obligations, convertible bonds, collateralized mortgage obligations and U.S. and foreign mortgage-backed and asset-backed fixed-income securities;

•	debt obligations issued or guaranteed by the U.S.
government and foreign governments and their agencies and instrumentalities;

•	preferred stock;

•	money market instruments; and

•	municipal bonds

Normally, the fund will seek to maintain a dollar weighted average maturity ranging between three and ten years. The Fund may also engage in dollar roll transactions, repurchase agreements and reverse repurchase agreements, options and futures contracts involving securities, securities indices, foreign currencies, interest rates, and swap agreements, including credit default swaps.

The investment process focuses on buying bonds at a discount to their intrinsic value. The Adviser utilizes quantitative techniques to identify bonds or sectors that are inexpensive relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide them in the security selection process.

The Funds may also invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

You could lose money

on an investment in

the Fund. The Fund may be affected by the following risks, among others:

Price Volatility — the value of shares of the Fund changes as the value of its investments goes up or down. Debt securities and preferred stock face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

Interest Rate — fixed income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt.

Credit — the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns.

Mortgage-Related Securities — the value of mortgage-related securities is sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, the value of the mortgage-related security may fall.

Prepayment — mortgage-related securities can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Extension — slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security’s life, thereby locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security.

Derivatives — derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivatives instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

Foreign Investing — foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social or economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks, securities depositories or exchanges than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investment. Amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

U.S. Government Securities and Obligations — some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as those guaranteed by Government National Mortgage Association (“GNMA”). Other U.S. government securities are not obligations of the U.S. Treasury, but rather are backed by the ability to borrow from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities are subject to price declines due to changing interest rates. Securities that are supported by the full faith and credit of the U.S. government have less credit risk.

Other Investment Companies — investing in other investment companies is subject to the risk that the value of the underlying securities might decrease.

Securities Lending — there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

Portfolio Turnover — a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the “More Information About Risks” section.

4	ING SPorts Core Fixed Income Fund

ING SPORTS CORE FIXED INCOME FUND

HOW THE FUND HAS PERFORMED	No performance information is available for the Fund because it has not yet been in operation for a full calendar year. Please visit the Fund’s website at www.ingfunds.com to obtain performance information once it is available.

If you have any questions, please call 1-800-992-0180.

ING SPorts Core Fixed Income Fund	5

ING SPORTS CORE PLUS FIXED INCOME FUND	Adviser ING Investment Management Co.

INVESTMENT OBJECTIVE

The Fund seeks to

maximize total return. Total return is a combination of income and capital appreciation. The Fund’s investment objective is not fundamental, which means that it may be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in fixed income securities. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Fund invests primarily in a diversified portfolio of investment grade fixed-income securities (securities rated at least BBB- by Standard & Poor’s or Baa3 by Moody’s or determined by the Adviser to be of comparable quality) and in non-investment grade, high-yield securities (“Junk Bonds”) (securities rated below investment grade or determined by the Adviser to be of comparable quality).

The securities that the Fund may invest in include, but are not limited to, the following:

•

fixed-income securities issued by U.S. and foreign entities, including, but not limited to, collateralized debt obligations, collateralized loan obligations, convertible bonds, collateralized mortgage obligations and U.S. and foreign mortgage-backed and asset-backed fixed-income securities;

•	debt obligations issued or guaranteed by the U.S. government and foreign governments, including securities of companies in emerging markets, and their agencies and instrumentalities;

•	preferred stock;

•	money market instruments; and

•	municipal bonds

Normally, the fund will seek to maintain a dollar weighted average maturity ranging between three and ten years. The Fund may also engage in dollar roll transactions, repurchase agreements and reverse repurchase agreements, options and futures contracts involving securities, securities indices, foreign currencies, interest rates, and swap agreements, including credit default swaps.

The investment process focuses on buying bonds at a discount to their intrinsic value. The Adviser utilizes quantitative techniques to identify bonds or sectors that are inexpensive relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide them in the security selection process.

The Funds may also invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

You could lose money

on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility — the value of shares of the Fund changes as the value of its investments goes up or down. Debt securities and preferred stock face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

Interest Rate — fixed income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt.

Credit — the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns.

Mortgage-Related Securities — the value of mortgage-related securities is sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, the value of the mortgage-related security may fall.

Prepayment — mortgage-related securities can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

High-Yield, Lower Grade Debt Securities Risk — when the Fund invests in debt securities rated below investment grade, its credit risks are greater than that of funds that buy only investment-grade debt securities. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Debt securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these debt securities may be less liquid, making it difficult for the Fund to sell them quickly at an acceptable price. These risks can reduce the Fund’s share price and the income it earns.

Extension — slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security’s life, thereby locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security.

Derivatives — derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivatives instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

Foreign Investing — foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political,

social or economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks, securities depositories or exchanges than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investment. Amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the risk of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in countries with emerging securities markets.

U.S. Government Securities and Obligations — some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as those guaranteed by Government National Mortgage Association (“GNMA”). Other U.S. government securities are not obligations of the

U.S. Treasury, but rather are backed by the ability to borrow from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities are subject to price declines due to changing interest rates. Securities that are supported by the full faith and credit of the U.S. government have less credit risk.

Other Investment Companies — investing in other investment companies is subject to the risk that the value of the underlying securities might decrease.

Securities Lending — there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

Portfolio Turnover — a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the “More Information About Risks” section.

6	ING SPorts Plus Fixed Income Fund

ING SPORTS CORE PLUS FIXED INCOME FUND

HOW THE FUND HAS PERFORMED	No performance information is available for the Fund because it has not yet been in operation for a full calendar year. Please visit the Fund’s website at www.ingfunds.com to obtain performance information once it is available.

If you have any questions, please call 1-800-992-0180.

ING SPorts Core Plus Fixed Income Fund	7

WHAT YOU PAY TO INVEST

The Funds do not charge any fees or expenses. The Adviser does not charge any fees to the Funds under its management and advisory agreements. The Adviser is absorbing all expenses of operating the Funds, except certain extraordinary expenses. However, the Funds are an integral part of separately managed account programs (“wrap programs”) sponsored by investment advisers and broker-dealers that may or may not be affiliated with the Adviser. If you are a participant in a wrap program, you pay a “wrap fee” to the sponsor of the program for the cost and expenses of the program. You should read carefully the wrap program brochure provided to you by the sponsor.

Shareholder Fees You Pay Directly

Maximum sales charge on your investment (as a % of offering price)	none
Maximum deferred sales charge (as a % of purchase or sales price, whichever is less)	none

Operating Expenses Paid Each Year by the Funds(1)

(as a % of average net assets)

Fund		Management Fees	Distribution and Service (12b-1) Fees	Other Expenses(2)	Total Fund Operating Expenses	Reimbursements(3)	Net Fund Operating Expenses

ING SPorts Core Fixed Income Fund	%	0.00	0.00	0.20	0.20	(0.20)	0.00
ING SPorts Core Plus Fixed Income Fund	%	0.00	0.00	0.20	0.20	(0.20)	0.00
(1)	The table shows the fees and expenses of the Funds as 0.00% because the Funds’ Adviser does not charge any fees or expenses and reimburses Fund operating expenses. Participants in a wrap fee program eligible to invest in the Funds pay fees to the program sponsor and should review the wrap program brochure provided by the sponsor for a discussion of fees and expenses charged.
(2)	The amount set forth under “Other Expenses” reflects estimated operating expenses of the Funds for the fiscal year ending March 31, 2008. See footnote 1 above.

(3)	ING Investment Management Co. has contractually agreed to reimburse all operating expenses of the Funds indefinitely, except certain extraordinary expenses.

8	What You Pay to Invest

WHAT YOU PAY TO INVEST

Examples
The examples that follow are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invested $10,000, that you reinvested all your dividends, that the Fund earned an average annual return of 5.00%, and that annual operating expenses remain at the current level. Keep in mind that this is only an estimate — actual expenses and performance may vary.

Fund	1 Year	3 Years

ING SPorts Core Fixed Income	$0	0
ING SPorts Core Plus Fixed Income	$0	0

If you have any questions, please call 1-800-992-0180.

What You Pay to Invest	9

SHAREHOLDER GUIDE

Eligible Investors

Shares of the Funds are only offered to investors who maintain wrap accounts sponsored by an adviser or broker-dealer (“eligible investors”) and are not available as direct investments. Shares of a Fund may be purchased only by or on behalf of a wrap account if the Adviser has an agreement with a wrap account sponsor (“Program Sponsor”) (typically, a registered investment adviser or broker-dealer) to make the Funds available to the account.

Minimum and Maximum Investments

The Funds do not require any minimum or maximum investment amounts. However, the Program Sponsor may have its own minimum or maximum investment requirements with respect to the wrap accounts. In addition, your Program Sponsor may impose additional or different conditions on purchases and redemptions of Fund shares.

Purchase of Shares

Shares of a Fund are purchased at net asset value without a sales charge or other fee.

Shares of the Funds may be purchased only at the direction of the Program Sponsor for a wrap account. Purchase orders on behalf of a wrap account client must be submitted to the Funds’ Transfer Agent, either directly or through an appropriate clearing agency. The Program Sponsor submitting the order must arrange to have federal funds wired to the Transfer Agent. Wiring instructions may be obtained by calling (800) 992-0108.

Share certificates will not be issued for the Funds.

Redemption of Shares

A Program Sponsor acting on behalf of an eligible investor must submit redemption orders to the Funds’ Transfer Agent, either directly or through an appropriate clearing agency. Shares of a Fund can be redeemed on any day that the New York Stock Exchange (the “NYSE”) is open. Redemption proceeds will ordinarily be sent by wire. Redemption proceeds will normally take one to three business days after the redemption request, but may take up to seven days. Shares of a Fund may be held only by eligible investors and cannot be transferred or exchanged. The Funds reserve the right to redeem shares of any investor if the investor ceases to be an eligible investor. Investors who are no longer eligible investors may receive their redemption proceeds by check.

It is highly unlikely that shares would ever be redeemed in kind. However, in consideration of the best interests of the remaining investors, and to the extent permitted by law, the Funds reserve the right to pay any redemption proceeds in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. When shares are redeemed in kind, the investor should expect to incur transaction costs upon the disposition of the securities received in the distribution.

The redemption of Fund shares will have tax consequences for the investor. Each investor, by participating in a wrap account program that purchases Fund shares, agrees to the redemption of the Fund shares upon termination of its participation in such program. Subject to applicable law, the Funds may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Customer Identification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds, the Distributor, or a third-party selling you a Fund must obtain the following information for each person who opens an account:

•	Name;

•	Date of birth (for individuals);

•	Physical residential address (although post office boxes are still permitted for mailing); and

•	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver’s license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

Federal law prohibits the Funds, the Distributor and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.

Frequent Trading — Market Timing

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. Shares of the Funds are sold exclusively through wrap programs as investment options for the wrap accounts established through a Program Sponsor. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange that the Funds determine not to be in the best interest of the Funds.

10	Shareholder Guide

SHAREHOLDER GUIDE

The Funds rely on the Program Sponsors to monitor market timing or frequent, short-term trading in wrap accounts by a Program Sponsor’s customers. You should review the materials provided to you by your Program Sponsor, including the wrap program brochure, for policies regarding frequent, short-term trading. The Funds seek assurances from the Program Sponsors that they have procedures adequate to monitor and address market timing or frequent, short-term trading. There is no guarantee that a Program Sponsor will be able to curtail market timing or frequent, short-term trading activity.

The Funds believe that market timing or frequent, short-term trading in any account is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies; however, to the extent that a Fund’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Funds that are followed by the Program Sponsors and the monitoring by the Funds are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, decisions about allowing trades in the Funds may be required. These decisions are inherently subjective, and will be made in a manner that they believe is in the best interest of shareholders.

Net Asset Value

The NAV per share for each Fund is determined each business day as of the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund’s NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund’s shares. When market quotations are not available or are deemed unreliable, a Fund will use a fair value for the security that is determined in accordance with procedures adopted by a Fund’s Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•

Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

•	Securities of an issuer that has entered into a restructuring;

•	Securities whose trading has been halted or suspended;

•	Fixed income securities that have gone into default and for which there are no current market value quotations; and

•	Securities that are restricted as to transfer or resale.

If you have any questions, please call 1-800-992-0180.

Shareholder Guide	11

SHAREHOLDER GUIDE

The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds’ Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds’ Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Price of Shares

Purchase and redemption orders are effected at NAV.

Privacy Policy

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com, or see the privacy promise that accompanies this Prospectus.

Householding

To reduce expenses, we may mail only one copy of a Fund’s prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 992-0180 or speak to your investment professional. We will begin sending you individual copies thirty days after receiving your request.

Portfolio Holdings Disclosure Policy

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI. Each Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., each Fund will post the quarter ending June 30 holdings on August 1). Each Fund’s portfolio holdings schedule will, at a minimum, remain available on the Funds’ website until the Funds file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Funds’ website is located at www.ingfunds.com.

12	Shareholder Guide

MANAGEMENT OF THE FUNDS

ADVISER

ING Investment Management Co. (“ING IM” or “Adviser”), a Connecticut corporation, is registered with the SEC as an investment adviser. ING IM serves as the Adviser to the Funds and provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING IM is responsible for managing the assets of each Fund in accordance with each Fund’s investment objective and policies, subject to oversight by the Funds’ Board.

Founded in 1972, ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2006, ING IM managed approximately $68.05 billion in assets. The principal office address of ING IM is 230 Park Avenue, New York, NY 10169.

The Adviser does not receive any fee for its investment advisory services. A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contracts with the Adviser will be available in the Funds’ semi-annual shareholder report for the period ending September 30, 2007.

ING SPorts Core Fixed Income Fund

The following individuals are jointly responsible for the day-to-day management of ING SPorts Core Fixed Income Fund:

James B. Kauffmann, Portfolio Manager, has managed the Fund since its inception. Mr. Kauffmann joined ING IM in 1996 and has over 19 years of experience. Prior to joining ING IM, he was a senior fixed income portfolio manager with Alfa Investments Inc., worked in the capital markets group of a major Wall Street dealer, and served as an analyst with a venture capital fund.

Richard Kilbride, Portfolio Manager, has managed the Fund since its inception. Mr. Kilbride joined ING IM’s fixed income department in 2001. Previously, he spent 13 years at Merrill Lynch, where he led an investment team focused on leveraged loans and high-yield bonds and directed their institutional fixed income portfolio management business. Mr. Kilbride has 26 years of investment experience.

ING SPorts Core Plus Fixed Income Fund

The following individual is responsible for the day-to-day management of ING SPorts Core Plus Fixed Income Fund:

James B. Kauffmann, Portfolio Manager, has managed the Fund since its inception. Mr. Kauffmann joined ING IM in 1996 and has over 19 years of experience. Prior to joining ING IM, he was a senior fixed income portfolio manager with Alfa Investments Inc., worked in the capital markets group of a major Wall Street dealer, and served as an analyst with a venture capital fund.

Additional Information Regarding Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Funds.

Other Service Providers

The Funds are distributed by ING Funds Distributor, LLC (“Distributor”). The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. The Adviser is responsible for managing the money invested in each of the Funds. The Distributor and/or the Adviser (collectively, “ING”) may compensate an intermediary for selling ING mutual funds.

The Bank of New York, One Wall Street, New York, New York, 10286, serves as custodian of the Funds. The custodian does not participate in determining the investment policies of a Fund or in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., The Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

If you have any questions, please call 1-800-992-0180.

Management of the Funds	13

MORE INFORMATION ABOUT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser can decide whether to use them or not. A Fund may invest in these securities or use these techniques as part of its principal investment strategies. However, the Adviser of a Fund may also use these investment techniques or make investments in these securities where they are not a part of the Fund’s principal investment strategies.

Principal Risks

The discussions below identify risks associated with the principal investment strategies of the Funds. Each risk is a principal risk. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.

Derivatives (Both Funds).    Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. The Funds may or may not invest in these types of derivatives, so please check the description of each Fund’s policies. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser might imperfectly judge the market’s direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

Emerging Markets Investments (ING SPorts Core Plus Fixed Income Fund).    Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

Foreign Securities (Both Funds).    There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of assets of the Funds, including the withholding of dividends.

Each Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates. Foreign currency exchange rates may fluctuate significantly over short periods of time. Foreign currency transactions could limit potential gains that might result from a relative increase in the value of such currencies and might result in losses to a Fund. The risks of investing in foreign securities may be greater for countries with an emerging securities market.

High-Yield, Lower Grade Debt Securities (ING SPorts Core Plus Fixed Income Fund).     Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The prices of high-yield debt securities have

14	More Information About Risks

MORE INFORMATION ABOUT RISKS

been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield debt securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield debt securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield debt securities.

Mortgage-Related Securities (Both Funds).    Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations, and thus are subject to risk of default.

U.S. Government Securities and Obligations (Both Funds).    Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

Other Investment Companies (Both Funds).    Each Fund may invest in other investment companies to the extent permitted by the 1940 Act and the rules thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depository Receipts (“SPDRs”), PowerShares QQQ™ (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in ETFs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Funds may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Funds. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, a Fund may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). A Fund’s purchase of shares of an ING Money Market Fund will result in the Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Funds’ Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which a Fund invests resulting from the Fund’s investment into the ING Money Market Fund.

Lending Portfolio Securities (Both Funds).    In order to generate additional income, these Funds may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When a Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

Portfolio Turnover (Both Funds).    Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate higher short-term capital gains, which are taxable to shareholders as ordinary income when distributed by a Fund.

If you have any questions, please call 1-800-992-0180.

More Information About Risks	15

MORE INFORMATION ABOUT RISKS

Other Risks

Borrowing.    Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Management.    Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and each portfolio manager will apply investment techniques and risk analyses in making investment decisions for a Fund, but there can be no guarantee that these will produce the desired results.

Reverse Repurchase Agreements and Dollar Rolls.    A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund’s yield; however, such transactions also increase a Fund’s risk to capital and may result in a shareholder’s loss of principal.

Temporary Defensive Strategies.    When the Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve its investment objective.

Percentage and Rating Limitations.    Unless otherwise stated, the percentage and rating limitations in this Prospectus apply at the time of investment and rating.

16	More Information About Risks

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds generally distribute most or all of their net earnings in the form of dividends and capital gain distributions. Dividends are normally expected to consist primarily of ordinary income. The Funds may declare dividends daily and pay dividends, if any, monthly.

Each Fund distributes its realized net capital gains, if any, annually.

To comply with federal tax regulations, each Fund may also pay an additional capital gain distribution, usually in December.

Dividend Reinvestment

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the same Fund.

Taxes

The following information is meant as a general summary of federal income tax considerations for U.S. shareholders. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and realized net capital gains, if any, to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gain distribution, it will be taxable to you at your long-term capital gains rate.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on net long-term capital gains from sales and from certain qualifying dividends on corporate stock (“qualified dividend income”). Absent further legislation, these reduced rates of tax will expire after December 31, 2010. Most dividends from the Funds are attributable to interest and, therefore, the reduced rate of tax on qualified dividend income generally will not apply to Fund distributions.

Distributions of earnings from interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the shareholder.

Shareholders generally are taxed on distributions when paid, whether they are paid in cash or automatically reinvested in additional Fund shares. However, dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gain distributions.

If you buy shares of a Fund shortly before it makes a taxable distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have the potential to build up high levels of unrealized appreciation.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

Your sales, redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, which will be long-term or short-term, generally depending on how long you have held those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares (including redemptions in-kind), you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the disposition, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you

If you have any questions, please call 1-800-992-0180.

Dividends, Distributions and Taxes	17

DIVIDENDS, DISTRIBUTIONS AND TAXES

are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would permit each shareholder (1) to credit this amount or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. Each Fund will notify you if it makes this election.

Please see the SAI for further information regarding federal income tax matters.

18	Dividends, Distributions and Taxes

FINANCIAL HIGHLIGHTS

Because the Funds did not commence operations as of the fiscal year ended March 31, 2007, financial highlights are not available.

If you have any questions, please call 1-800-992-0180.

Financial Highlights	19

WHERE TO GO FOR MORE INFORMATION

You’ll find more information about the Funds in our:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Funds’ annual/semi-annual shareholder reports, when available, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Funds’ performance during their last fiscal year, the financial statements and the independent registered public accounting firms’ reports (in annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI or other Fund information.

To make shareholder inquiries contact:

The ING Funds

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission

Public Reference Section

100 F Street, N.E.

Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Funds’ SEC file number. The file number is as follows:

ING Separate Portfolios Trust	811-22025
ING SPorts Core Fixed Income Fund
ING SPorts Core Plus Fixed Income Fund

STATEMENT OF ADDITIONAL INFORMATION

[            , 2007]

ING SEPARATE PORTFOLIOS TRUST

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 992-0180

ING SPorts Core Fixed Income Fund ING SPorts Core Plus Fixed Income Fund

This Statement of Additional Information (“SAI”) relates to each series listed above (each, a “Fund” and collectively, the “Funds”) of ING Separate Portfolios Trust (the “Trust”). A prospectus (the “Prospectus”) for the Funds, dated [            , 2007], which provides the basic information you should know before investing in the Funds, may be obtained without charge from the Funds or the Funds’ principal underwriter, ING Funds Distributor, LLC (”Distributor”) at the address listed above. This SAI is not a prospectus, but is incorporated by reference, and it should be read in conjunction with the Prospectus, which has been filed with the U.S. Securities and Exchange Commission (“SEC”). Terms used in this SAI have the same meaning as in the Prospectus and some additional terms are defined particularly for this SAI.

THE TRUST

The Trust is a Delaware statutory trust registered as an open-end management investment company. The Trust was organized on March 2, 2007, and was established under a Declaration of Trust dated March 2, 2007. This SAI describes the Funds, each of which is a series of the Trust.

The Funds are designed for exclusive use within separately managed accounts (“wrap accounts”).

SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS

Diversification

Each Fund is “diversified” within the meaning of the Investment Company Act of 1940, as amended (“1940 Act”). In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of the issuer).

Investments, Investment Strategies and Risks

The table below identifies various securities and investment techniques used by the Adviser in managing the Funds described in this SAI. The table has been marked to indicate those securities and investment techniques that the Adviser may use to manage a Fund. A Fund may use any or all of these techniques at any one time, and the fact that a Fund may use a technique does not mean that the technique will be used. The securities and investment techniques are subject to the limitations explained elsewhere in the SAI or the accompanying Prospectus. A Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund’s investment objective, policies and restrictions described in the Funds’ Prospectus and/or this SAI, as well as federal securities laws. There can be no assurance that any of the Funds will achieve their respective investment objectives. The Funds’ investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Funds’ Prospectus. Where a particular type of security or investment technique is not discussed in the Funds’ Prospectus, that security or investment technique is not a principal investment strategy and a Fund will not invest more than 5% of the Fund’s assets in such security or technique. See the Funds’ Fundamental Investment Restrictions for further information.

Asset Classes/ Investment Techniques	Core Fixed Income	Core Plus Fixed Income
Equity Securities:
Common Stock	X	X
Convertible Securities	X	X
IPOs	X	X
Preferred Stock	X	X
Synthetic Convertible Securities	X	X
Foreign Investments:
ADRs / EDRs/GDRs	X	X
Eurodollar Convertible Securities	X	X
Eurodollar/Yankee Dollar Instruments	X	X
Foreign and Emerging Market Securities	X	X
Foreign Bank Obligations	X	X
Foreign Currency Exchange Transactions	X	X
Foreign Mortgage-Related Securities	X	X
International Debt Securities	X	X
Sovereign Debt Securities	X	X
Supranational Agencies	X	X
Fixed Income Securities:
ARMs	X	X
Asset Backed Securities (non-mortgage)	X	X
Bank certificates of deposit, fixed time deposits and bankers’ acceptances	X	X
Banking Industry Obligations	X	X
Corporate Debt Securities	X	X
Credit Linked Notes	X	X
Floating or Variable Rate Instruments	X	X
GICs	X	X
GNMA Certificates	X	X
Government Trust Certificates	X	X
High-Yield Securities	X	X
Inflation-indexed bonds issued by both U.S. and non-U.S. governments and corporations, including Treasury Inflation Protected Securities (TIPS)	X	X
Interest/Principal Only Stripped	X	X
Mortgage Backed Securities	X	X
Mortgage Related Securities	X	X
Municipal Lease Obligations	X	X
Municipal Securities	X	X
Short-Term Investments	X	X
Savings Association Obligations	X	X
Subordinated Mortgage Securities	X	X
Tax Exempt Ind Dev Bonds & Pollution Controlled Bonds	X	X
Trust Preferred Securities	X	X
United States Government Securities	X	X
Other Instruments:

Derivatives	X	X
Dealer Options	X	X
Delayed funding loans and revolving credit facilities	X	X
Financial Futures Contracts and Related Options	X	X
Foreign Currency Futures and Related Options	X	X
Forward Currency Contracts	X	X
Forward Foreign Currency Contracts	X	X
Index-, Currency-, and Equity-Linked Securities	X	X
Options on Futures	X	X
Options on securities and indices	X	X
Over the Counter Options	X	X
Put and Call Options	X	X
Stock Index Options	X	X
Straddles	X	X
Structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations	X	X
Warrants	X	X
Other Investment Companies	X	X
Private Funds	X	X
Real Estate Securities	X	X
Restricted and Illiquid Securities	X	X
Securities of Companies with Limited Operating Histories	X	X
TBA Sale Commitments	X	X
Zero-Coupon and Pay-In-Kind	X	X
Investment Techniques:
Borrowing	X	X
Lending of Portfolio Securities	X	X
Repurchase Agreements	X	X
Reverse Repurchase Agreements and Dollar Rolls	X	X
Short Sales	X	X
Swaps and options on Swaps	X	X
Temporary Defensive & Short-Term Positions	X	X
When-Issued Securities and Delayed-Delivery Transactions	X	X

EQUITY SECURITIES

Common Stock, Convertible Securities, Preferred Stock, and Other Equity Securities

Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company’s organization and operations. Such investments will be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the value of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by a Fund, because the Fund purchases such securities for their equity characteristics.

“Synthetic” convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or “A” or higher by S&P, and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Initial Public Offerings

Initial Public Offerings (“IPOs”) occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Fund’s Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Fund’s shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on a Fund’s performance when it is small. Consequently, IPOs may constitute a significant portion of a Fund’s returns, particularly when it is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of a Fund’s assets as it increases in size and therefore have a more limited effect on its performance.

There can be no assurance that IPOs will continue to be available for a Fund to purchase. The number or quality of IPOs available for purchase by a Fund may vary, decrease or entirely disappear. In some cases, a Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

FOREIGN INVESTMENTS

American Depositary Receipts, European Depositary Receipts and Global Depository Receipts

Securities of foreign issuers may take the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depository Receipts (“GDRs”), or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are similar to EDRs although they may be held through foreign cleaning agents such as Eurodear and foreign depositories.

Eurodollar Convertible Securities

Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange (“NYSE”) or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.

Eurodollar and Yankee Dollar Instruments

Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See “Foreign and Emerging Market Securities.”

Foreign and Emerging Market Securities

The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Foreign Bank Obligations

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Foreign Currency Exchange Transactions

Because a Fund that invests in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, it may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Fund may also enter into foreign currency transactions to establish exposure to a foreign currency. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another — for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won — at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund’s portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of any securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management’s need to protect the status of the Fund as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”).

Foreign Mortgage-Related Securities

Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

International Debt Securities

International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero-coupon securities.

In determining whether to invest in debt obligations of foreign issuers, the Adviser will consider the relative yields of foreign and domestic high-yield securities, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries and the relationship of such countries’ currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund’s portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of a Fund’s investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended (“1933 Act”), the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934 (“1934 Act”), as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

Restrictions on Foreign Investments – Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of a Fund’s net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund’s investments in any securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. The provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

Risks of Investing in Foreign Securities: Investments in foreign securities involve certain inherent risks, including the following:

Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

Taxes. The interest payable on certain foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund’s shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Fund.

Costs. The expense ratios of a Fund that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, in part because the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectus and this SAI, depending on the Adviser’s assessment of prevailing market, economic and other conditions.

Sovereign Debt Securities

Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which a Fund may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.

Brady Bonds – Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.

Supranational Agencies

Supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations’ steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

FIXED INCOME SECURITIES

Adjustable Rate Mortgage Securities

Adjustable rate mortgage securities (“ARMS”) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

The amount of interest on an ARM is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

There are two main categories of indices, which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

Asset-Backed Securities

Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

A Fund may invest in any type of asset-backed security if the portfolio manager determines that the security is consistent with the Fund’s investment objective and policies. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for the Fund.

Aircraft Lease Receivables – An aircraft lease receivable (“ALR”) is an asset-backed security. ALRs are generally structured as a pass-through trust, a special purpose vehicle. The aircrafts are sold to the trust and the trust will issue several tranches, or classes, of equipment trust certificates to investors. The offering can be made publicly or privately. The trust owns the aircrafts and leases them to the airline companies. Unlike the receivables backed by loans or securities, the aircraft lease receivables are not as sensitive to changes in interest rates. However, the aircrafts lease receivables may entail a higher risk because of the underlying assets. Aircrafts are expensive to maintain, operate, and difficult to sell. In addition, the aircrafts are subject to many laws in different jurisdictions and the repossession of the aircraft from the lessee may be difficult and costly.

Banking Industry Obligations

Banking industry obligations include certificates of deposit, bankers’ acceptances and fixed time deposits. A Fund will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund’s investment is limited to the FDIC-insured amount of $100,000.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of

$100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in “High-Yield Securities” below.

Credit-Linked Notes

A credit-linked note (“CLN”) is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for any Funds in accordance to the Fund’s investment objective, including Classic Money Market Fund. The CLN’s price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Fund cannot assure that it can implement a successful strategy regarding this type of investment.

Floating or Variable Rate Instruments

A Fund may acquire floating or variable rate instruments. Credit rating agencies frequently do not rate such instruments; however, the Adviser will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved if the issuer of the instrument defaults on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

Guaranteed Investment Contracts

Under Guaranteed Investment Contracts (“GICs”) issued by insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest, which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% of a Fund’s net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Government National Mortgage Association (“GNMA”) Certificates

GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration (“FHA”) or Farmers’ Home Administration (“FMHA”) or guaranteed by the Veterans Administration (“VA”). A GNMA Certificate represents an interest in a specific pool of such mortgages, which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.

GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. “Modified pass through” type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers’ and GNMA fees), whether or not the mortgagor has made such payment.

GNMA Certificates are created by an “issuer,” which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities, which prepay fully in the 12th year.

GNMA certificates bear a nominal “coupon rate” which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer’s fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer’s fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions, which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

Construction loan securities are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Fund’s policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

GNMA Certificates — When-Issued And Delayed Delivery Transactions

GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by a Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When a Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in a Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, a Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value (“NAV”). A Fund does not believe that its NAV or income will be adversely affected by its purchase of GNMA Certificates on a when-issued basis. The Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. A Fund may earn interest on such account or securities for the benefit of shareholders.

Government Trust Certificates

Government Trust Certificates represent an interest in a government trust, the property of which consists of (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998) and (ii) a security interest in obligations of the United States Treasury backed by the full faith and credit of the United States of America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody’s.

High-Yield Securities

High-yield securities often are referred to as “junk bonds” and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

High-yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund’s NAV. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

The yields earned on high-yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody’s description of its bond ratings: Ba — judged to have speculative elements; their future cannot be considered as well assured. B — generally lack characteristics of a desirable investment. Caa — are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca — speculative in a high degree; often in default. C — lowest rate class of bonds; regarded as having extremely poor prospects. Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P’s description of its bond ratings: BB, B, CCC, CC, C — predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D — in payment default. S&P applies indicators “+,” no character, and “-” to its rating categories. The indicators show relative standing within the major rating categories.

Certain securities may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Risks Associated With High-Yield Securities

Medium- to lower-rated and unrated securities tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

High-Yield Bond Market – A severe economic downturn or increase in interest rates might increase defaults in high-yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high-yield securities, thus disrupting the market for such securities.

Sensitivity to Interest Rate and Economic Changes – High-yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of high-yield debt bonds tend not to fall as much as Treasury or investment grade bonds. Conversely, when interest rates fall high-yield bonds tend to under perform Treasury and investment grade bonds because high-yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high-yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high-yield securities could also be at greater risk because high-yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high-yield security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield securities and a Fund’s NAV. Furthermore, in the case of high-yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

Payment Expectations – High-yield securities present risks based on payment expectations. For example, high-yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high-yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high-yield securities than in the case of investment grade bonds.

Liquidity and Valuation Risks – Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high-yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high-yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund’s Board to value or sell high-yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities more than other securities, especially in a thinly traded market. To the extent a Fund owns illiquid or restricted high-yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high-yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Taxation – Special tax considerations are associated with investing in high-yield securities structured as zero-coupon or pay-in-kind securities. A Fund reports the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.

Limitations of Credit Ratings – The credit ratings assigned to high-yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high-yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value. Although the ratings of recognized rating services such as Moody’s and S&P are considered, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of a Fund’s investment objective may be more dependent on the Adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. The Adviser continually monitors the investments in a Fund’s portfolio and carefully evaluates whether to dispose of or retain high-yield securities whose credit ratings have changed. A Fund may retain a security whose rating has been changed.

Congressional Proposals – New laws and proposed new laws may negatively affect the market for high-yield securities. As examples, recent legislation requires federally insured savings and loan associations to divest themselves of their investments in high-yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high-yield securities. Any such proposals, if enacted, could have negatively affected a Fund’s NAV.

Interest/Principal Only Stripped Mortgage-Backed Securities

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Adviser under guidelines and standards established by the Board. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.

Mortgage-Related Securities

Mortgage-related securities include collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICS”) and federal mortgage-related securities including obligations issued or guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Association (“FHLMC”). These instruments might be considered derivatives. The primary risk of these instruments is the risk that their value will change with changes in interest rates and prepayment risk. See “United States Government Securities,” below.

One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a “pass-through” of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred.

“Pass-through” certificates, such as those issued by GNMA, entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA. GNMA guarantees, with the full faith and credit of the U.S. government, the timely payments of principal and interest on securities issues by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers backed by pools of FHA-insured or VA-guaranteed mortgages). Other government guarantors (but not backed by the full faith and credit of the United States Government) include

FNMA and FHLMC. FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

The value of high coupon U.S. government agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.

Mortgage-backed securities may also be issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Adviser may, consistent with a Fund’s investment objectives, policies and restrictions, consider making investments in such new types of securities.

Other types of mortgage-related securities in which some Funds may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in Section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations (“CMOs”). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of “guaranteed” pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct “pass-through” of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

CMOs are issued by entities that operate under an order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as a Fund) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, the Funds may invest in securities issued by certain “exempted issuers” without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined “exempted issuers” as unmanaged, fixed asset issuers that (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (d) are not registered or regulated under the 1940 Act as investment companies.

Privately Issued CMOs

Privately Issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. They are, however, not guaranteed by any government agency and are secured by the collateral held by the issuer. Privately Issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.

Risks of Investing In Mortgage-Related Securities

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest–only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

Municipal Securities

Municipal securities are debt obligations issued by state and local government, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities (“municipal securities”). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

In general, “municipal securities” debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state’s assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Moral Obligation Securities – Municipal securities may include “moral obligation” securities, which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality, which created the issuer.

Industrial Development and Pollution Control Bonds – These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Municipal Lease Obligations – These are lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

A Fund will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the Adviser to be critical to the lessee’s ability to deliver essential services; and (4) contain legal features which the Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Short-Term Municipal Obligations – These securities include the following:

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Subordinated Mortgage Securities, in general, in which a Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancements protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Portfolios by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. A Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

The Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. A Fund may seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Short-Term Investments

A Fund may invest in the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits – Certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans, which may be made, and interest rates, which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions and exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under their respective investment objectives and policies stated above and in the Prospectus, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper, Short-Term Notes and Other Corporate Obligations – A Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-l” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, a Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

Savings Association Obligations – The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Trust Preferred Securities

Trust-preferred securities, also known as trust-issued securities, are securities that have the characteristics of both debt and equity instruments and is treated by the Fund as debt investment. Generally, trust preferred securities are cumulative preferred stock issued by a trust that is wholly owned by a financial institution, usually, a bank holding company. The financial institution creates the trust and will subsequently own the trust’s common securities, which represents three percent of the trust’s assets. The remaining 97% of the trust’s assets consists of trust-preferred securities, which are then sold to investors. The trust will use the sales proceeds to purchase a subordinated debt issued by the financial institution. The financial institution will use the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt. The trust will use the interest received to make dividend payments to the holders of the trust-preferred securities. These dividends are generally paid on a quarterly basis and are higher than the dividends offered by the financial institution’s common stock. Additionally, the holders of the trust-preferred securities are senior to the common stockholders in the event the financial institution is liquidated. The primary benefit for the financial institution in using this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes (i.e., interest expense is tax deductible) and as equity securities for calculation of capital requirements.

In certain instances, the structure involves more than more than one financial institution and thus, more than one trust. In this pooled offering, a separate trust is created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions. Accordingly, the trust preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

In identifying the risks associated with trust-preferred securities, the portfolio manager will evaluate the financial condition of the financial institution, as the trust typically has no business operations other than issuing the trust-preferred securities. If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to the Fund.

U.S. Government Securities

U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in interest rate, the length of maturity and the date of their issuances. U.S. government securities also include securities issued by instrumentalities of the U.S. government, such as the Government National Mortgage Association, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association, the FNHA and FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

Risks of Investing in Debt Securities

There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields.

Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody’s or BBB from Standard and Poor’s, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher-rated bonds.

OTHER INSTRUMENTS

Derivatives

Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, a Fund will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

Dealer Options

Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Options on Securities and Indices – A Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid the Adviser in accordance with procedures established by the Board equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund may well sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indices – There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options – Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives that purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts – A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

For those Funds that may invest in futures contracts and options thereon (“futures options”) that includes such contracts or options with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that a Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies including: the S&P 500; the S&P MidCap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

A Fund may purchase and write call and put futures options, as specified for that Fund in this SAI or the Prospectus. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

A Fund intend generally to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities, which the Fund intends to purchase. A Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

A Fund will only enter into futures contracts and futures options, which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, each Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

For a covered straddle consists of a call and a put written the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Limitations on Use of Futures and Futures Options – In general, a Fund intends to enter into positions in futures contracts and related options only for “bona fide hedging” purposes. When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance e with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund’s obligations under the futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund’s portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectus.

The requirements for qualification as a RIC also may limit the extent to which a Fund may enter into futures, futures options or forward contracts.

Risks Associated with Futures and Futures Options – There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Future exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential loses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holder of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon – Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

OTC options – The staff of the SEC has taken the position that purchased over-the-counter options (“OTC Options”) and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System (“primary dealers”). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is “in-the-money.” The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” “Strike price” refers to the price at which an option will be exercised. “Cover assets” refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is “in-the-money”). Although each agreement will provide that the Fund’s repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, a Fund can realize the value of an OTC option it has purchased only by exercising or reselling the option to the issuing dealer. In the event of insolvency of the other party, the Fund may be unable to liquidate an OTC option.

Forward Currency Contracts – Forward currency contracts are entered into in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Index-, Currency- and Equity-Linked Securities

“Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index and currency-linked securities are derivative instruments, which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the

Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid. See “Illiquid Securities” below.

Stock Index Options

Stock Index options include put and call options with respect to the S&P 500 and other stock indices. These may be purchased as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.

The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Adviser’s ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could not be able to close out options, which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. A Fund purchases put or call options only with respect to an index which the Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Warrants

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Other Investment Companies

An Investment Company is a company engaged in the business of pooling investors’ money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies.

Exchange-Traded Funds (“ETFs”) – ETF’s are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are on traded on exchanges similar to a publicly traded company. Similarly, the risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF’s underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash.

Holding Company Depositary Receipts (“HOLDRs”) – HOLDRs are trust-issued receipts that represent a Fund’s beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, a Fund’s investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Senior Loans – Investment Companies that Invest in Senior Loans – Other investment companies include investment companies that invest primarily in interests in variable or floating rate loans or notes (“Senior Loans”). Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

Senior Loans usually include restrictive covenants, which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

Credit Risk – Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

Collateral – Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized.

Limited Secondary Market – Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a Fund’s ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

Hybrid Loans – The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized (“Hybrid Loans”). With Hybrid Loans, a Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders’ interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company’s security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

Subordinated and Unsecured Loans – Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder’s subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower’s assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

There are some potential disadvantages associated with investing in other investment companies. For example, you would indirectly bear additional fees. The Underlying Funds pay various fees, including, management fees, administration fees, and custody fees. By investing in those Underlying Funds indirectly, you indirectly pay a proportionate share of the expenses of those funds (including management fees, administration fees, and custodian fees), and you also pay the expenses of the Fund.

Private Funds

U.S. or foreign private limited partnerships or other investment funds are referred to as Private Funds (“Private Funds”). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, a Fund’s ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund’s expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of a Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund’s entire investment in the Private Fund.

Private Funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, a Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks an index by investing in the issuers or securities that comprise the index. A Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

The pooled investments allow a Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact a Fund significantly. However, a Fund bears any expenses incurred by the trust. In addition, a Fund assumes the liquidity risks generally associated the privately offered pooled investments.

Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and “qualified purchasers” or “qualified institutional buyers” for privately offered securities.

A Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

Private Funds also include investments in certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed income investments.

Real Estate Securities

A Fund may invest in real estate investment trusts (“REITs”) and other real estate industry operating companies (“REOCs”). For purposes of a Fund’s investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although a Fund will not invest directly in real estate, the Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REITs’ investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Restricted and Illiquid Securities

Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

Because of the nature of these securities, a considerable period of time may elapse between a Fund’s decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Fund’s Board.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under a Fund’s procedures, restricted securities could be treated as liquid.

However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

Securities of Companies with Limited Operating Histories

A Fund considers securities of companies with limited operating histories to be securities of companies with a record of less than three years’ continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as “unseasoned issuers.”) These companies by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

To Be Announced Sale Commitments

To Be Announced (“TBA”) sale commitments are sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

Zero-Coupon and Pay-In-Kind Securities

Zero-coupon, or deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the “cash payment date”) and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero-coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero-coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero-coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

Pay-in-kind securities are securities that pay interest or dividends through the issuance of additional securities. A Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Fund until the cash payment date or the securities mature. Under certain circumstances, a Fund could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

The risks associated with lower rated debt securities apply to these securities. Zero-coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

INVESTMENT TECHNIQUES

Borrowing

A Fund may borrow from banks. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint.

When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Lending of Portfolio Securities

In order to generate additional income, each Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities. No lending may be made with any companies affiliated with the Adviser. These loans earn income for a Fund and are collateralized by cash, securities or letters of credit. A Fund might experience a loss if the financial institution defaults on the loan.

The borrower at all times during the loan must maintain with a Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays a Fund any interest paid on such securities, and a Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of a Fund or the borrower at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in a Fund. When a Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. A Fund could incur losses in connection with the investment of such collateral.

Repurchase Agreements

Repurchase agreements may be considered to be loans by a Fund for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. To mitigate this risk, each Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors’ rights against the counterparty under applicable insolvency law in the event of the counterparty’s insolvency.

Reverse Repurchase Agreements and Dollar Roll Transactions

Reverse repurchase agreement transactions involve the sale of U.S. government securities held by a Fund, with an agreement that a Fund will repurchase such securities at an agreed upon price and date. This process involves the lending of specific securities to pre-approved counterparties, broker dealers, and the receipt of cash in return for a set period of time- thirty to sixty days is generally the term of any transaction. By convention, 102% worth of securities is placed as collateral with the counterparty; however, that is negotiable and may vary depending on the type of collateral employed. Securities that are more volatile may require higher collateral. A Fund may employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions or when dollar roll transactions become uneconomic. Reverse repurchase agreements alleviate the need to liquidate the short-term assets associated with the proceeds of dollar roll transactions. The liquidation of carefully tailored short-term securities component of the Fund is not cost-effective for shareholders; moreover, the reconstruction of that short-term component at a later date is also not cost-effective. At the time it enters into a reverse repurchase agreement, the Fund may place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund’s total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. However, a Fund may segregate its assets to cover the commitment under a reverse repurchase agreement, dollar roll transaction, or any other transactions that may five rise to “senior security,” as defined by the 1940 Act; as a result, the Fund will not be subject to the 300% asset coverage requirement. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

In order to enhance portfolio returns and manage prepayment risks certain Funds may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the “costs of the agreements” (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or “substantially the same” security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund’s NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund’s yield in the manner described above; however, such transactions also increase a Fund’s risk to capital and may result in a shareholder’s loss of principal.

Short Sales

A Fund may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales “against the box”) and short sales of securities which they do not own or have the right to acquire.

In a short sale that is not “against the box,” a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a Fund makes a short sale “against the box,” the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Trust’s Board has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund’s total assets, taken at market value.

The extent to which a Fund may enter into short sales transactions may be limited by the Code requirements for qualification of the Fund as a RIC. See “Dividends, Distributions and Taxes.”

Swap Agreements and Options on Swap Agreements

Swap transactions, include, but are not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps.

To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements (“swap options”).

The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund’s investment objectives and general investment policies, a Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

The Fund may enter into credit swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund that engages in swaps may write (sell) and purchase put and call swap options.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Fund’s repurchase agreement guidelines). Certain restrictions imposed on a Fund by the Code may limit a Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Structured Notes

Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

Temporary Defensive and Other Short-Term Positions

Each Fund may invest in certain short-term, high-quality debt instruments and in U.S. government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the Adviser’s determination to do so within the investment guidelines and policies of each Fund; (iii) to permit the Fund to meet redemption requests; and (iv) to take a temporary defensive position. A Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund’s assets are insufficient for effective investment in equities.

Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest include (i) short-term obligations of the U.S. government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. A Fund will normally invest in short-term instruments that do not have a maturity of greater than one year.

When-Issued Securities and Delayed-Delivery Transactions

In order to secure prices or yields deemed advantageous at the time certain Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. Certain Funds may also enter into forward commitments. A Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be “marked to market” daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, a Fund may realize a capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). Depending on market conditions, a Fund could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES

All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

Investment Restrictions – ING SPorts Core Fixed Income Fund and ING SPorts Core Plus Fixed Income Fund

The investment objectives of the Funds are not fundamental and may be changed by the Board. The Funds have adopted the following restrictions as fundamental policies that cannot be changed without the affirmative vote of a “majority” of the Fund’s outstanding voting securities, as the term is defined in the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (1) 67% or more of a Fund’s voting securities present at a meeting of shareholders of which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of a Fund’s outstanding securities.

Under these investment restrictions, the Funds may not:

1.	purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2.	purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4.	make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.	underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.	purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.	issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8.	purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

ING Sports Core Fixed Income Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets in fixed income securities. The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

ING Sports Core Plus Fixed Income Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets in fixed income securities. The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

PORTFOLIO TURNOVER

A change in securities held in the portfolio of a Fund is known as “portfolio turnover” and may involve the payment by a Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Fund cannot accurately predict its turnover rate, however the rate will be higher when a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase expenses and may involve realization of capital gains by a Fund. Each Fund’s historical turnover rates will be disclosed in the Financial Highlights tables in the Prospectus. The Funds have not commenced operations as of the date of this SAI; therefore, no portfolio information is presented.

DISCLOSURE OF THE FUNDS’ PORTFOLIO SECURITIES

The Funds are required to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Funds’ annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, each Fund will post its portfolio holdings schedule on ING’s website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the preceding quarter-end (i.e., each Fund will post the quarter-ending June 30 holdings on August 1).

Each Fund also compiles a list composed of its ten largest holdings (“Top Ten”). This information is produced monthly, and is made available on ING’s website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

Investors (both individual and institutional), financial intermediaries that distribute each Fund’s shares and most third parties may receive a Fund’s annual or semi-annual shareholder reports, or view on ING’s website, a Fund’s portfolio holdings schedule.

Other than in regulatory filings or on ING’s website, a Fund may provide its portfolio holdings to certain unaffiliated third-parties and affiliates when a Fund has a legitimate business purpose for doing so. Unless otherwise noted below, a Fund’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, a Fund’s disclosure of its portfolio holdings may include disclosure:

•	To the Trust’s independent registered public accounting firm, named herein, for use in providing audit opinions;
•	To financial printers for the purpose of preparing Fund regulatory filings;
•	For the purpose of due diligence regarding a merger or acquisition;
•	To a new adviser or sub-adviser prior to the commencement of its management of the Fund;
•	To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor’s, such agencies may receive more data from a Fund than is posted on the Fund’s website;
•	To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Fund;
•	To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Fund; or
•	To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders.

In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Funds’ Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding a Fund’s portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of a Fund’s shareholders, on the one hand, and those of a Fund’s investment adviser, sub-adviser(s), principal underwriter or any affiliated person of a Fund, its adviser, or its principal underwriter, on the other. The Board has authorized the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Board receives a quarterly report regarding the implementation of such policies and procedures.

Each Fund has the following ongoing arrangements with certain third parties to provide such Fund’s portfolio holdings:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
Institutional Shareholder Services, Inc.	Proxy Voting & Class Action Services	Daily	None
Charles River Development	Compliance	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of a Fund and its shareholders. The Funds’ Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING’s Legal Department. All waivers and exceptions involving any of the Funds will be disclosed to the Funds’ Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Funds, the Adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees (the “Board”) according to the applicable laws of the State of Delaware and the Trust’s Declaration of Trust and By-laws. The Board governs each Fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Trust’s activities, review contractual arrangements with companies that provide services to each Fund and review each Fund’s performance. As of the date of this SAI, the Trustees are John V. Boyer, Patricia W. Chadwick, J. Michael Earley, R. Barbara Gitenstein, Patrick W. Kenny, Jock Patton, Sheryl K. Pressler, David W.C. Putnam, Shaun P. Mathews, John G. Turner and Roger B. Vincent. The Executive Officers of the Trust are Shaun P. Mathews, Stanley D. Vyner, Michael J. Roland, Joseph M. O’Donnell, Robert S. Naka, Denise Lewis, Huey P. Falgout, Jr., Theresa K. Kelety, Kimberly A. Anderson, Lauren D. Bensinger, Robyn L. Ichilov, Todd Modic, Susan P. Kinens, Kimberly K. Palmer, Maria M. Anderson, Ernest J. C’DeBaca and Robert Terris.

Set forth in the table below is information about each Trustee of the Trust.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in ING Fund Complex Overseen by Trustee(2)(3)	Other Directorships Held by Trustees
Independent Trustees

John V. Boyer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	May 2007 – Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 – Present). Formerly, Executive Director, The Mark Twain House & Museum(4) (September 1989 – November 2005).	174	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	May 2007 – Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 – Present).	174	Wisconsin Energy (June 2002 – Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	May 2007 – Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 – Present).	174	Midamerica Financial Corporation (December 2002 – Present).

R. Barbara Gitenstein 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	May 2007 – Present	President, College of New Jersey (January 1999 – Present).	174	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Trustee	May 2007 – Present	President and Chief Executive Officer, International Insurance Society (June 2001 – Present).	174	Assured Guaranty Ltd. (April 2004 – Present); and Odyssey Reinsurance Holdings (November 2006 – Present).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in ING Fund Complex Overseen by Trustee(2)(3)	Other Directorships Held by Trustees
Jock Patton 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Chairman and Trustee	May 2007 – Present	Private Investor (June 1997 – Present).	174	JDAS Software Group, Inc. (January 1999 – Present); and Swift Transportation Co. (March 2004 – Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	May 2007 – Present	Consultant (May 2001 – Present).	174	Stillwater Mining Company (May 2002 – Present); California HealthCare Foundation (June 1999 – Present); and Romanian-American Enterprise Fund (February 2004 – Present).

David W.C. Putnam 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	May 2007 – Present	Chair, Board of Directors and President, F.L. Putnam Securities Company, Inc. (June 1978 – Present).	174	Principled Equity Market Trust (December 1996 – Present); and Asian American Bank and Trust Company (June 1993 – Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	May 2007 – Present	President, Springwell Corporation (March 1989 – Present).	174	UGI Corporation (February 2006 – Present); and UGI Utilities, Inc. (February 2006 – Present).

Trustees who are “Interested Persons”

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Trustee	May 2007 – Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 – Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 – Present). Formerly, CMO ING USFS (April 2002 – October 2004) and Head of Rollover/Payout (October 2001 - December 2003).	174	Mark Twain House & Museum (September 2002 – Present); Connecticut Forum (May 2002 – Present); Capital Community College Foundation (February 2002 – Present); ING Services Holding Company, Inc. (May 2000 – Present); Southland Life Insurance Company (June 2002 – Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 – Present).

John G. Turner (5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	May 2007 – Present	Retired.	174	Hormel Foods Corporation (March 2000 – Present); and Conseco, Inc. (September 2003 – Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, (“Independent Trustees”), shall retire from service as a Trustee at the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	As of March 31, 2007.

(3)	For the purposes of this table, “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust and ING Partners, Inc.

(4)	Shaun Mathews, ING USFS Mutual Funds and Investment products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)	Messrs. Mathews and Turner are deemed to be “interested persons” of the Fund as defined in the 1940 Act, because of their relationship with ING Groep, N.V., the parent corporation of the investment adviser, ING Investment Management Co., and the Distributor, ING Funds Distributor, LLC.

Officers

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	March 2007 – Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 – Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 – Present). Formerly, CMO, ING USFS (April 2002 – October 2004); and Head of Rollover/Payout (October 2001 – December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Executive Vice President	March 2007 – Present	Head of Mutual Fund Platform (February 2007 – Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 – January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(4) (October 2004 – December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 57	Executive Vice President	March 2007 – Present	Executive Vice President, ING Investments, LLC(2) (July 2000 – Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 – Present). Formerly, Chief Investment Officer of International Investments (August 2000 – January 2003).

Robert S. Naka 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Executive Vice President, Chief Operating Officer and Assistant Secretary	March 2007 – Present	Executive Vice President and Chief Operating Officer, ING Funds Services, LLC(3) and ING Investments LLC(2) (March 2006 – Present); and Assistant Secretary, ING Funds Services, LLC(3) (October 2001 – Present). Formerly, Senior Vice President, ING Investments, LLC(3) (August 1999 – March 2006).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer and Executive Vice President	March 2007 – Present	Chief Compliance Officer of the ING Funds (November 2004 - Present), ING Investments, LLC(2) and Directed Services, LLC(4) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 – December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 – October 2004).

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2007 – Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 – Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 – March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 - September 2002).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President	March 2007 – Present	Senior Vice President, ING Investments, LLC(2) (October 2003 – Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 – October 2003).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	March 2007 – Present	Senior Vice President, ING Investments, LLC (December 2006 – Present); and ING Funds Services, LLC(3) (April 2006 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 – March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 – December 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	March 2007 – Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 – Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 – Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 – March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	March 2007 – Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 – Present) and ING Investments, LLC(2) (August 1997 – Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Vice President	March 2007 – Present	Vice President, ING Funds Services, LLC(3) (September 2004 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 – September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 – October 2001).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	March 2007 – Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(5) (July 1995 – Present); and Vice President, ING Investments, LLC(2) (February 1996 – Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 – October 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	March 2007 – Present	Vice President, ING Funds Services, LLC (December 2006 – Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 – December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 – August 2003).

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2007 – Present	Vice President, ING Funds Services, LLC(3) (March 2006 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 – March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 – August 2004); Associate Partner, AMVESCAP PLC (October 2000 – May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 – May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	March 2007 – Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 – Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	March 2007 – Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 – September 2003); and Associate General Counsel of AIG American General (January 1999 – November 2002).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	March 2007 – Present	Counsel, ING Americas, U.S. Legal Services (April 2003 – Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 – April 2003).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	Directed Services, LLC is the successor in interest to Directed Services, Inc.

(5)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

Board

The Board governs each Fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Funds’ activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund’s performance.

Frequency of Board Meetings

The Board currently conducts regular meetings eight (8) times a year. The Audit Committee and Valuation, Proxy and Brokerage Committee meet regularly four (4) times per year, the Investment Review Committees meet six (6) times per year, the Contracts Committee meets seven (7) times per year and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a Charter approved by the Board.

Committees

The Board has established an Executive Committee whose function is to act on behalf of the full Board between meetings when necessary. The Executive Committee currently consists of two (2) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act, as amended. The following Trustees serve as members of the Executive Committee: Messrs. Turner, Vincent and Patton. Mr. Patton serves as Chairperson of the Executive Committee. The Executive Committee held no meetings during the fiscal year ended March 31, 2007.

The Board has established an Audit Committee whose functions include, among others, to meet with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of five (5) Independent Trustees: Ms. Pressler and Messrs. Earley, Kenny, Vincent and Putnam. Mr. Earley serves as Chairperson of the Audit Committee and Mr. Kenny has been designated as the Audit Committee’s financial expert under the Sarbanes-Oxley Act. The Audit Committee held six (6) meetings during the fiscal year ended March 31, 2007.

The Board has established a Valuation, Proxy and Brokerage Committee whose functions include, among others, reviewing the determination of the value of securities held by the Funds for which market value quotations are not readily available, overseeing management’s administration of proxy voting and overseeing the effectiveness of the Adviser’s usage of the Trust’s brokerage and the Adviser’s compliance with changing regulation regarding the allocation of brokerage for services other than pure trade executions. The Valuation, Proxy and Brokerage Committee currently consists of four (4) Independent Trustees: Ms. Chadwick, Dr. Gitenstein and Messrs. Boyer and Patton. Ms. Chadwick serves as Chairperson of the Valuation, Proxy and Brokerage Committee. The Valuation, Proxy and Brokerage Committee held five (5) meetings during the fiscal year ended March 31, 2007.

The Board has established a Nominating and Governance Committee for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board’s annual self evaluation process.

In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for Trustee should be submitted in writing to the Funds’ Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as Trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, any such submission must be delivered to the Funds’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Funds with the SEC.

The Nominating and Governance Committee consists of four (4) Independent Trustees: Messrs. Kenny, Patton, Vincent and Dr. Gitenstein. Dr. Gitenstein serves as Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee held one (1) meeting during the fiscal year ended March 31, 2007.

The Board has established two Investment Review Committees to, among other things, monitor the investment performance of the Funds and make recommendations to the Board with respect to the Funds. The Investment Review Committee for the Domestic Equity Funds currently consist of five (5) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act, as amended: Ms. Chadwick and Messrs. Patton, Putnam, Earley, Turner and Vincent. Mr. Vincent serves as Chairperson of the Domestic Equity Funds Investment Review Committee. The Investment Review Committee for the Domestic Equity Funds held six (6) meetings during the fiscal year ended March 31, 2007. The Investment Review Committee for the International/Balanced/Fixed Income Funds currently consists of four (4) Independent Trustees: Ms. Pressler, Dr. Gitenstein and Messrs. Kenny and Boyer. Mr. Boyer serves as Chairperson of the International/Balanced/Fixed Income Funds Investment Review Committee. The Investment Review Committee for the International/Balanced/Fixed Income Funds held nine (9) meetings during the fiscal year ended March 31, 2007.

The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Funds. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Compliance Committee currently consists of five (5) Independent Trustees: Messrs. Kenny, Putnam, Boyer, Earley and Patton. Mr. Kenny serves as Chairperson of the Compliance Committee. The Compliance Committee held five (5) meetings during the fiscal year ended March 31, 2007.

The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Funds. The responsibilities of the Contracts Committee, among other things, include: (1) identifying the scope and format of information to be provided by services providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Trustees. The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans. The Contracts Committee currently consists of six (6) Independent Trustees: Msses. Chadwick and Pressler and Messrs. Boyer, Kenny, Patton and Vincent. Ms. Pressler serves as Chairperson of the Contracts Committee. The Contracts Committee held seven (7) meetings during the fiscal year ended March 31, 2007.

COMPENSATION OF TRUSTEES

Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each Independent Trustee is compensated for his or her services according to a fee schedule adopted by the Board, and receives a fee that consists of an annual retainer and a meeting fee component.

The Funds pay each Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $45,000 (Mses. Chadwick and Pressler and Messrs. Patton, Earley, Boyer, Kenny, Vincent and Dr. Gitenstein; as Chairperson of Committees of the Board, each receives an additional annual retainer of $10,000, $15,000, $30,000, $20,000, $20,000, $10,000, $20,000 and $10,000(1), respectively); (ii) $7,000 for each in person meeting of the Board (Mr. Patton, as Chairperson of the Board, receives an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any Committee meeting (Chairpersons of Committees of the Board receive an additional $1,000 for each Committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on each Fund’s average net assets as a percentage of the average net assets of all the portfolios/funds managed by ING Investment Management Co. (“ING IM”), the investment adviser, or its affiliates, Directed Services LLC (“DSL”) and ING Investments, LLC, for which the Trustees serve in common as Trustees/Directors.

The following table sets forth information provided by ING IM, the Funds’ adviser, regarding the estimated future compensation of the Trustees by the Funds for the fiscal year ending March 31, 2008, and actual compensation of Trustees by other funds managed by the adviser and its affiliates for the fiscal year ended March 31, 2007. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Funds or any other funds managed by the adviser or its affiliates.

(1)	The Chairperson for the Nominating and Governance Committee is paid on a quarterly basis and only if the Nominating and Governance Committee has been active. The compensation per quarter to the Chairperson is $2,500, which if the Nominating and Governance Committee has been active for all four quarters will result in the Chairperson receiving the full annual retainer of $10,000.

Compensation Table

Name of Person, Position	Aggregate Compensation From Fund:		Pension or Retirement Benefits Accrued As Part of Fund Expenses(1)	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustees(2)(3)
	ING Sports Core Fixed Income Fund	ING Sports Core Plus Fixed Income Fund
John V. Boyer Trustee	$665	$392	N/A	N/A	$200,000
Patricia W. Chadwick Trustee	$476	$280	N/A	N/A	$143,000
Patrick W. Kenny(4) Trustee	$592	$349	N/A	N/A	$178,000
Shaun P. Mathews(5) Trustee	N/A	N/A	N/A	N/A	N/A
Walter H. May(6) Trustee	$579	$341	N/A	N/A	$174,000
Thomas McInerney(7) Trustee	N/A	N/A	N/A	N/A	N/A
Jock Patton Trustee	$692	$408	N/A	N/A	$208,000
Sheryl K. Pressler(4) Trustee	$515	$304	N/A	N/A	$155,000
David W.C. Putnam Trustee	$456	$269	N/A	N/A	$137,000
John G. Turner(5) Trustee	N/A	N/A	N/A	N/A	N/A
Richard A. Wedemeyer(8) Trustee	$1,034	$610	N/A	N/A	$311,050
Barbara Gitenstein Trustee	$519	$306	N/A	N/A	$156,000

Name of Person, Position	Aggregate Compensation From Fund:		Pension or Retirement Benefits Accrued As Part of Fund Expenses(1)	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustees(2)(3)
	ING Sports Core Fixed Income Fund	ING Sports Core Plus Fixed Income Fund
J. Michael Earley Trustee	$525	$310	N/A	N/A	$158,000
Roger Vincent(4) Trustee	$702	$414	N/A	N/A	$211,000

(1)	The Funds have adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service. A Trustee may elect to receive payment of his or her retirement benefit in a lump sum or in three substantially equal payments. If no such election is made, the retirement benefit will be paid in one lump sum.

(2)	Represents compensation from 174 funds (total in complex as of March 31, 2007).

(3)	Trustee compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.

(4)	During the fiscal year ended March 31, 2007, Patrick Kenny, Roger Vincent and Sheryl Pressler deferred $56,188, $62,563 and $66,250, respectively of their compensation from the Fund Complex.

(5)	“Interested person,” as defined in the 1940 Act, of the Trust because of the affiliation with ING Groep, N.V., the parent corporation of ING Investment Management Co., the investment adviser, and the Distributor, ING Funds Distributor, LLC. Officers and Trustees who are interested persons do not receive any compensation from the Funds.

(6)	Retired as a Trustee on January 11, 2007.

(7)	Resigned from the Board effective April 28, 2006.

(8)	Retired as a Trustee on May 25, 2006.

TRUSTEE OWNERSHIP OF FUND SHARES

In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own beneficially, directly or indirectly, shares of one or more funds in the ING Family of Funds at all times (the “Policy”). For purposes of this Policy, indirect, beneficial ownership of Fund shares includes (a) ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Fund; and (b) shares associated with amounts deferred under the Funds’ deferred compensation plan.

Under this Policy, the initial value of investments in the ING Family of Funds that are directly or indirectly, beneficially owned by a Trustee must equal at least $50,000. Existing Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any Fund investments will not cause a Trustee to have to make any additional investments under this Policy.

Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in Each Fund of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
John V. Boyer	$0	$0
Patricia W. Chadwick	$0	Over $100,000
J. Michael Earley	$0	$50,001 - $100,000
R. Barbara Gitenstein	$0	$50,001 - 100,000
Patrick W. Kenny	$0	$10,001 - $50,000, $50,001 - $100,000(1)
Walter H. May(2)	$0	Over $100,000
Jock Patton	$0	Over $100,000
Sheryl K. Pressler	$0	$50,001 - $100,000(1)
David W. C. Putnam	$0	Over $100,000
Roger B. Vincent	$0	Over $100,000, $50,001 - $100,000(1)
Trustees who are “Interested Persons”
Shaun P. Mathews	$0	$10,001 - $50,000 Over $100,000(1)
John G. Turner	$0	Over $100,000

(1)	Funds held in Deferred Compensation Account and/or a 401(k) account.

(2)	Retired as a Trustee on January 11, 2007.

INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES

Set forth in the table below is information regarding each Independent Trustee’s (and his or her immediate family members) share ownership in securities of the Trust’s investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Funds (not including registered investment companies) as of December 31, 2006.

Name of Trustee	Name of Owners and Relationship to Trustee	Trust	Title of Class	Value of Securities	Percentage of Class

John V. Boyer	N/A	N/A	N/A	N/A	N/A

Patricia W. Chadwick(1)	N/A	N/A	N/A	N/A	N/A

J. Michael Earley	N/A	N/A	N/A	N/A	N/A

R. Barbara Gitenstein	N/A	N/A	N/A	N/A	N/A

Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A

Walter H. May(2)	N/A	N/A	N/A	N/A	N/A

Jock Patton	N/A	N/A	N/A	N/A	N/A

Sheryl K. Pressler(1)	N/A	N/A	N/A	N/A	N/A

David W. C. Putnam	N/A	N/A	N/A	N/A	N/A

Roger B. Vincent	N/A	N/A	N/A	N/A	N/A

(1)	Commenced services as a Trustee on January 18, 2006.

(2)	Retired as a Trustee on January 11, 2007.

CODE OF ETHICS

The Funds, the Adviser, and the Distributor have adopted a code of ethics (“Code of Ethics” or written supervisory procedures) governing personal trading activities of all Trustees, officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Funds that may arise from personal trading of securities that may be purchased or held by the Funds or of the Funds’ shares. The Code of Ethics also prohibits short-term trading of a Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with the Funds’ Compliance Department and to report all transactions on a regular basis.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Funds’ portfolio securities. The procedures and guidelines delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser’s proxy voting procedures, which require the Adviser to vote proxies in accordance with the Funds’ proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Board established the Valuation, Proxy and Brokerage Committee to oversee the implementation of the Funds’ proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Funds, including procedures of the Adviser, is attached hereto as Appendix B. No later than August 31st of each year, information regarding how the Funds voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds’ website (www.ingfunds.com) or by accessing the SEC’s EDGAR database (www.sec.gov).

ADVISER

The investment adviser for each of the Funds is ING IM, which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof). ING IM, subject to the authority of the Trustees of the Trust, has the overall responsibility for the management of each Fund’s portfolio ING IM is a indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

ING IM serves pursuant to investment management agreement (the “Investment Advisory Agreement”) between ING IM and the Trust, on behalf of the Funds. The Investment Advisory Agreement requires ING IM to oversee the provision of all investment advisory and portfolio management services for each Fund.

On May 10, 2007, the Board, including a majority of the Independent Trustees, approved the Investment Advisory Agreement on behalf of the Funds. The Investment Advisory Agreement requires ING IM to provide, subject to the supervision of the Board, investment advice and investment services to each Fund and to furnish advice and recommendations with respect to investment of each Fund’s assets and the purchase or sale of its portfolio securities. ING IM also provides investment research and analysis. The Investment Advisory Agreements provide that ING IM is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Advisory Agreement.

After an initial term of two years, the Investment Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a “majority” (as defined in the 1940 Act) of a Fund’s outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of the Adviser, as the case may be, by a vote cast in person at a meeting called for the purpose of voting on such approval.

Each Investment Advisory Agreement is terminable without penalty with not less than sixty (60) days’ notice by the Board or by a vote of the holders of a majority of each Fund’s outstanding shares voting as a single class, or upon not less than sixty (60) days’ notice by ING IM. Each Investment Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Information regarding the basis for the Board’s approval of the investment advisory relationship for the Funds will be disclosed in the Funds’ annual shareholder report.

Advisory Fees

There are no advisory or other fees payable to the Adviser under the Investment Advisory Agreements. Although the Funds do not compensate the Adviser directly for its services, the Adviser will benefit from its relationship with sponsors of separately managed account programs (“Program Sponsors”) for which the Funds are an investment option. In certain cases, a participant in a wrap account program will pay a fee for investment advice directly or indirectly to his or her investment adviser or broker dealer that serves as the Program Sponsor. In these cases, the Adviser may be compensated directly or indirectly by the Program Sponsor.

PORTFOLIO MANAGERS

ING SPorts Core Fixed Income Fund; ING SPorts Core Plus Fixed Income Fund

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2006:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

James B. Kauffmann	44	7,011,958,764	21	3,982,935,259	34 (1)	10,535,888,014

Richard Kilbride	1	27,702,700	0	0	57	2,081,930,502

(1)	One account with $325,427,103 in assets under management receives a performance-based fee.

Potential Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund is maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, which may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Funds.

Compensation

Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM performance, 3 and 5-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices (Lehman U.S. Aggregate Bond for Kauffmann and Lehman Brothers 1-3 Year Government Index for Kilbride) and, where applicable, peer groups including but not limited to Morningstar and Lipper and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for all accounts managed by the team. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio managers whose fixed base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Ownership of Securities

The following table shows the dollar range of shares of the Funds owned by each portfolio manager as of March 31, 2007 including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
James B. Kauffmann	ING SPorts Core Fixed Income Fund	None

	ING SPorts Core Plus Fixed Income Fund	None

Richard Kilbride	ING SPorts Core Fixed Income Fund	None

EXPENSE LIMITATION AGREEMENT

ING IM has entered into an expense limitation agreement (“Expense Limitation Agreement”) with the Trust, on behalf of each Fund, pursuant to which ING IM has agreed to waive its fees. Under the Expense Limitation Agreement, to the extent not inconsistent with U.S. tax requirements, ING IM will absorb and reimburse expenses so that the total annual ordinary operating expenses of the Funds, which include the Funds’ share of any fees and expenses of any underlying funds whose shares are held by the Funds from time to time but which exclude portfolio transaction costs, interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund’s business, and expenses of any counsel or other persons or services retained by the Trustees who are not “interested persons” (as defined in the 1940 Act) of ING IM, is 0.00%.

The Expense Limitation Agreement renews for one year terms after the initial term and terminates for a Fund upon termination of that Fund’s Investment Advisory Agreement. The Expense Limitation Agreement may also be terminated by ING IM upon written notice to a lead Independent Trustee of the Trust within 90 days of the end of the then-current term for a Fund and by the Trust, without payment of any penalty, upon written notice to ING IM at its principal place of business within ninety (90) days of the end of the then-current term for a Fund.

CUSTODIAN

The Bank of New York, One Wall Street, New York, New York, 10286, serves as custodian of the Funds. The custodian does not participate in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., The Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

LEGAL COUNSEL

Certain legal matters for the Trust are passed upon by Morrison & Foerster LLP, 2000 Pennsylvania Ave., N.W., Washington, D.C. 20006. Other legal matters for the Trust are passed upon by Dechert LLP, 1775 I Street, N. W., Washington, D.C. 20006.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP serves as an independent registered public accounting firm for the Funds. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. KPMG LLP is located at 99 High Street, Boston, Massachusetts 02110.

TRANSFER AGENT

DST Systems, Incorporated, P.O. Box 219368, Kansas City, Missouri 64141-9368, serves as the Transfer Agent and dividend-paying agent to the Funds.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreement authorizes ING IM to select the brokers or dealers that will execute the purchase and sale of investment securities for each Fund. In all purchases and sales of securities for the portfolio of a Fund, the primary consideration is to obtain the most favorable execution available. Pursuant to the Investment Advisory Agreements ING IM determines, subject to the instructions of and review by the Board, which securities are to be purchased and sold by the Funds and which brokers are to be eligible to execute portfolio transactions of a Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker,” unless in the opinion of ING IM, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, ING IM is required to use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, capital commitment, the firm’s risk in positioning a block of securities, and other factors. ING IM may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Funds. Under these programs, the participating broker-dealers will return to a Fund a portion of the brokerage commissions (in the form of a credit to the Fund) paid to the broker-dealers to pay certain expenses of the Fund. These commission recapture payments benefit the Funds, and not ING IM.

In selecting a broker-dealer, ING IM will seek to obtain the most favorable commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. ING IM may also take into account the quality of research and related services that can be provided by a broker-dealer, provided that ING IM makes a good faith determination that the broker commission paid by the Fund is reasonable in light of the research and other products and services the broker-dealer provides. As permitted by Section 28(e) of the 1934 Act, ING IM may cause a Fund to pay a broker-dealer, which provides “brokerage and research services” (as defined in the 1934 Act) to ING IM, commissions for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting the transaction.

For many years, it has been a common practice for investment managers to receive research services from broker-dealers that execute portfolio transactions for the clients of the managers. This research can assist an investment manager in rendering services to its clients. These services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance measuring services, stock price quotation services, computerized historical financial databases and equipment to retrieve such data, credit rating services, brokerage analysts earning estimates, computerized links to current market data, hardware and software dedicated to research, and portfolio modeling. Consistent with this practice, ING IM may receive research services from broker-dealers with which ING IM places a Fund’s securities transactions. Some of the research services received may be of indeterminable value. In some cases, the research services may also be purchased for cash, and ING IM does not bear the expense of these services if provided by a broker-dealer that executes trades for a Fund. Some of the services may be of value to ING IM in advising a Fund and other clients, although not all of the research services received by ING IM will necessarily be useful and of value in managing a particular Fund. The availability of research services from a broker-dealer may influence the selection of a broker-dealer by ING IM for the execution of securities transactions for a Fund. In addition, in negotiating commissions with a broker, a Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these services, provided that the amount of such commission has been determined in good faith by ING IM to be reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

Portfolio transactions may be executed by brokers affiliated with the ING Groep, ING IM, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. (“NASD”).

Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers, which specialize in the types of securities, which the Fund will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter, which has provided such research, or other services as mentioned above.

Some securities considered for investment by a Fund may also be appropriate for other clients served by ING IM. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients serviced by ING IM is considered at or about the same time, transactions in such securities will be allocated among the Fund and ING IM’s other clients in a manner deemed fair and reasonable by ING IM. Although there is no specified formula for allocating such transactions, the various allocation methods used by ING IM, and the results of such allocations, are subject to periodic review by the Board. To the extent any of the Funds seek to acquire the same security at the same time, one or more of the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned.

Purchases and sales of fixed income securities will usually be accomplished in principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While ING IM generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

A complete description of the manner in which the Funds may be purchased or redeemed appears in the Prospectus under “Shareholder Guide.” Shares of the Funds may be purchased only at the direction of the Program Sponsor for a wrap account. Purchase orders on behalf of a wrap account client must be submitted to the Funds’ Transfer Agent, either directly or through an appropriate clearing agency. The Program Sponsor submitting the order must arrange to have federal funds wired to the Trust’s transfer agent, DST Systems, Inc. (“Transfer Agent”). Shares of the Funds are offered at the NAV next computed following receipt of the order. Because you invest in a Fund through a Program Sponsor, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

Redemptions

A Program Sponsor acting on behalf of an eligible investor must submit redemption orders to the Funds’ Transfer Agent, either directly or through an appropriate clearing agency. Shares of a Fund can be redeemed on any day that the New York Stock Exchange (the “NYSE”) is open. Redemption proceeds will ordinarily be sent by wire. Redemption proceeds will normally take one to three business days after the redemption request, but may take up to seven business days. Shares of a Fund may be held only by eligible investors and cannot be transferred or exchanged. The Funds reserve the right to redeem shares of any investor if the investor ceases to be an eligible investor. Redemption proceeds on behalf of investors who are no longer eligible investors may receive their proceeds by check.

Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the NAV of such shares.

Due to the relatively high cost of handling small investments, the Trust reserves the right, upon 30 days’ prior written notice, to redeem, at NAV, the shares of any shareholder whose account has a value of less than the Fund minimum, other than as a result of a decline in the NAV per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least minimum before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

The Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items.

SHAREHOLDER INFORMATION

Certificates representing shares of a particular Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

The Trust reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s NAV (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any ninety (90)-day period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund at the beginning of the period.

NET ASSET VALUE

As noted in the Prospectus, the NAV and offering price of each class of each Fund’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in sixty (60) days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See “Net Asset Value” in the Shareholder Guide and Information for Investors sections of the Prospectus. The long-term debt obligations held in a Fund’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of the foreign security traded on an exchange outside the United States is generally based upon its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotations for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Funds are not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of close of the foreign market on which they are traded and the close of the regular trading on the NYSE will not be reflected in the Fund’s NAV.

Options on securities, currencies, futures and other financial instruments purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund’s total assets. The Fund’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to

Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.

TAX CONSIDERATIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Taxes.” The Prospectus generally describes the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Code, applicable Treasury Regulations, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive. The following discussion does not address any state, local, or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (“IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws to their investment in the Funds.

Qualification as a Regulated Investment Company

Each Fund intends to qualify as a RIC under Subchapter M of Subtitle A, Chapter 1 of the Code. To so qualify and to be taxed as a RIC, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or foreign currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same, similar, or related businesses or of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gain in excess of net long-term capital loss) and at least 90% of its net tax-exempt interest earned in each taxable year.

The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund’s principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income that qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

If a Fund meets all of the RIC requirements, it generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gain that it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same calendar year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November, or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

As stated above under the heading “Adviser,” the Adviser does not receive a fee from the Funds for providing investment advisory services, but the Adviser may benefit from the Funds being investment options in wrap programs sponsored by investment advisers and broker-dealers that may or may not be affiliated with the Funds or the Adviser. The Funds have taken the position that this fee arrangement will not prevent the dividends paid by the Funds from qualifying for the dividends-paid deduction under Section 561 of the Code. Investors should be aware that there is no authority on point, and the IRS has expressed positions that could be interpreted as contrary to this position. If this fee arrangement were to cause the dividends paid by a Fund not to qualify for the dividends-paid deduction because they were considered preferential dividends within the meaning of Section 562(c) of the Code, each Fund would fail to qualify as a RIC.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as net tax-exempt income or net long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on only such built-in gain that is recognized within a period of ten years, in order to qualify as a RIC in a subsequent year.

Excise Tax

A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses) , at least 98% of its capital gain net income (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income and capital gain net income from previous years that were not distributed during such years. Each Fund currently intends to distribute substantially all of its net income and gain, if any, by the end of each calendar year and thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than to make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by the Fund).

Capital Loss Carry-Forwards

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. The Funds do not currently have any capital loss carry-forwards for federal income tax purposes.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds may engage in reorganizations in the future.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Distributions

Dividends of investment company taxable income (including net short-term capital gains) generally are taxable to shareholders as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the corporate dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund’s shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in a Fund. Any distributions that are not from a Fund’s investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Current federal income tax law provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met. If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181—day period beginning 90 days before such date). If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. Distributions from funds investing in bonds and other debt instruments will not generally qualify for the lower tax rate on qualified dividend income. Because the Funds invest substantially all of their assets in debt securities, the Funds expect that a significant portion of their distributions generally will not qualify for the lower tax rate. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Original Issue Discount

Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Inflation-protected bonds generally can be expected to produce original issue discount income as their principal amounts are adjusted upward for inflation.

Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Foreign Currency Transactions

Under the Code, any gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of a Fund’s net investment income to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies

A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute assets which produce passive (i.e., investment-type) income or are held for the production of passive income or 75% or more of its annual gross income is passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain. A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds’ PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualified dividend income,” discussed above.

Foreign Withholding Taxes

Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to “pass through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within sixty (60) days after the close of the relevant Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year. If a Fund is not eligible to make the election to “pass through” to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than sixteen (16) days (forty-six (46) days in the case of preferred shares) during the thirty-one (31)-day period (ninety-one (91)-day period for preferred shares) beginning fifteen (15) days (forty-five (45) days for preferred shares) before the shares become ex-dividend. The amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividend income,” discussed above. Furthermore, additional limitations may apply for alternative minimum tax purposes.

Options, Hedging Transactions and Certain Financial Instruments

The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

If an option granted by a Fund is sold, lapses, or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Certain options and financial contracts in which the Funds may invest are “Section 1256 contracts.” Any net gains or losses realized on all dispositions of Section 1256 contracts generally will be treated as 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed above) arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though the contracts were sold on the last day of that year at market value. These provisions may require a Fund to recognize income or gain without a concurrent receipt of cash.

Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in future Treasury Regulations with respect to the same or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain transactions closed before the 30th day after the close of the Fund’s taxable year if the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction is closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

Requirements relating to each Fund’s tax status as a RIC may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

Short Sales Against the Box

If a Fund sells short “against the box,” unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under “Options and Hedging Transactions” above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury Regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Other Investment Companies

It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

Derivatives Transactions

Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

Sale or Other Disposition of Shares

If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, which generally may be eligible for reduced federal tax rates, depending on the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund’s shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan, then Treasury Regulations may permit an exception to this six-month rule. No such Regulations have been issued as of the date of this SAI.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a RIC, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another RIC and the otherwise applicable sales charge is reduced or eliminated under a “reinvestment right” received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

Backup Withholding

Each Fund generally will be required to withhold, and remit to the U.S. Treasury, am amount equal to the fourth lowest tax rate applicable to unmarried individuals (currently at a rate of 28%) (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders (including proceeds from exchanges and redemptions in-kind) if (1) the shareholder fails to furnish a Fund with the shareholder’s correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, (3) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (4) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period requirements are met. Moreover, the Funds do not expect to derive a material amount of dividend income from domestic corporations. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

Foreign Shareholders

With respect to taxable years beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as “interest-related distributions” generally will be exempt from federal income tax withholding, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). Interest-related distributions are generally attributable to the Fund’s net interest income earned on certain debt obligations and paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), or a foreign corporation (each, a “foreign shareholder”). In order to qualify as an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) such gains or, in certain cases, distributions are attributable to gain from the sale or exchange of a U.S. real property interest, as discussed in the following paragraph. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). “Short-term capital gain distributions” are distributions attributable to a Fund’s net short-term capital gain and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Under recently enacted legislation, any distribution by a Fund to a foreign shareholder that is attributable to gain from the Fund’s sale or exchange of a U.S. real property interest (which is defined in the Code to include, among other things, the stock of certain U.S. corporations that are substantially invested, directly or indirectly, in U.S. real property) may be subject to U.S. tax if more than half of a Fund’s assets are invested directly or indirectly in U.S. real property interests, taking into account the Fund’s investments in certain RICs and most REITs. Any such distributions that are taxable may be required to be reported by a foreign shareholder on a U.S. federal income tax return and will be subject to U.S. income tax at the rates applicable to U.S. persons, and also may be subject to federal income tax withholding at a rate of 35% (or less to the extent provided in Treasury Regulations). The preceding distribution rules generally will not apply to tax years beginning on or after January 1, 2008, except in limited circumstances in which a Fund has invested in a REIT. In addition, in certain circumstances, if a foreign shareholder disposes of its Fund shares prior to a distribution and acquires, or enters into a contract or option to acquire, a substantially identical interest in the Fund during the 61-day period beginning 30 days before the ex-dividend date of the distribution (a “wash sale transaction”), the foreign shareholder may be treated as having gain from the sale or exchange of a U.S. real property interest, which may be subject to the U.S. income tax and reporting requirements described above with respect to distributions. In addition to the distribution and wash sale transaction rules described above, in limited circumstances Fund shares could themselves be treated as U.S. real property interests, the disposition of which could be subject to similar U.S. income and withholding tax and reporting requirements. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests and foreign shareholders may, therefore, be subject to U.S. tax and reporting requirements under the distribution rules described in this paragraph. Foreign shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of such distributions.

Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. In particular, special rules may apply to foreign partnerships and those holding Fund shares through foreign partnerships. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Other Taxes

Distributions also may be subject to state, local and foreign taxes. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

DISTRIBUTOR

Shares of each Fund are distributed by the Distributor pursuant to an underwriting agreement (“Underwriting Agreement”) between the Distributor and the Trust on behalf of each Fund. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Trust and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, generally, any sales charge may at times be reallowed to an authorized dealer (“Authorized Dealer”). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an “underwriter” as that term is defined under the 1933 Act. After an initial term, the Underwriting Agreement will remain in effect from year to year only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or “interested persons” of any such party, and either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Funds. See the Prospectus for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The commissions reallowed to selling dealers are not an expense of the Funds and have no effect on the NAV of the Funds. The Distributor’s address is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. The Distributor is an affiliate of ING IM and is an indirect, wholly owned subsidiary of ING Groep.

PERFORMANCE COMPARISONS

In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund’s performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

The Funds have not yet commenced operations and therefore, do not have any performance history.

Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund’s portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other ING Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund’s portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the ING IM of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund’s holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of each Fund; and descriptions of the benefits of working with investment professionals in selecting investments.

In addition, reports and promotional literature may contain information concerning ING Investments, ING IM, ING Capital Corporation, LLC (“ING Capital”), ING Funds Services or affiliates of the Trust, ING Investments, ING IM, ING Capital or ING Funds Services including: (i) performance rankings of other funds managed by ING IM, or the individuals employed by ING IM who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of ING Funds by ING Capital; (iv) the past performance of ING Capital and ING Funds Services; (v) the past performance of other funds managed by ING IM; and (vi) information regarding rights offerings conducted by closed-end funds managed by ING IM.

DISTRIBUTIONS

As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a Fund at the then current NAV, with no sales charge. The Funds’ management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder’s agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable NAV in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

GENERAL INFORMATION

The authorized capital of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. Holders of shares of each Fund have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may, in accordance with a Fund’s charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Trustees. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

The Board may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the

Trustees of the Trust by written notice to shareholders of such series or class. Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.

Other Information

The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Trust by any governmental agency. The Prospectus and this SAI omit certain of the information contained in the Trust’s Registration Statement filed with the SEC, and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Funds will be kept informed of their progress through annual and semi-annual shareholder reports showing portfolio composition, statistical data and any other significant data, including financial statement audited by an independent registered public accounting firm.

Reports to Shareholders

The fiscal year of the Funds ends on March 31 of each year. When available, each Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

The Shareholder and Board of Trustees

ING Separate Portfolios Trust

We have audited the accompanying statement of assets and liabilities of ING SPorts Core Fixed Income Fund, a series of ING Separate Portfolios Trust, as of May 10, 2007, and the related statements of operations and changes in net assets for the day then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ING SPorts Core Fixed Income Fund as of May 10, 2007, and the results of its operations and the changes in its net assets, for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Boston, Massachusetts

May 11, 2007

ING SPORTS CORE FIXED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

As of May 10, 2007

ASSETS:
Cash	$100,000
Deferred offering costs	45,000
Receivable from Adviser	15,000

Total assets	160,000

LIABILITIES:
Accrued offering costs	45,000
Accrued organizational costs	15,000

Total liabilities	60,000

NET ASSETS	$100,000

NET ASSET VALUE PER SHARE OUTSTANDING ($0.001 par value; 10,000 shares of beneficial interest issued and outstanding, unlimited shares authorized)	$10.00

See Accompanying Notes to Financial Statements

ING SPORTS CORE FIXED INCOME FUND

STATEMENT OF OPERATIONS

For the day ended May 10, 2007

INVESTMENT INCOME:
$—

Total investment income	—

EXPENSES:
Organizational costs	15,000

Expense reimbursement	(15,000)

Total expenses	—

Net Investment Income	$—

See Accompanying Notes to Financial Statements

ING SPORTS CORE FIXED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the day ended May 10, 2007

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	$100,000
Cost of shares redeemed	—

Net increase in net assets resulting from capital share transactions	100,000

Net increase in net assets	100,000

NET ASSETS:
Beginning of period	—

End of period	$100,000

See Accompanying Notes to Financial Statements

ING SPORTS CORE FIXED INCOME FUND

NOTES TO FINANCIAL STATEMENTS AS OF MAY 10, 2007

NOTE 1 — ORGANIZATION

ING Separate Portfolios Trust (the “Trust”) is a Delaware statutory trust registered as an open-end management investment company. The Trust was organized on March 2, 2007, with initial capital contributed on May 10, 2007. There are two separate series that comprise the Trust. This report is for ING SPorts Core Fixed Income Fund (the “Fund”) which is a diversified series of the Trust. As a newly organized entity, the Fund has had no operations other than its organization. ING Investment Management Co. (the “Investment Adviser”) serves as the Investment Adviser to the Fund. The Fund’s Declaration of Trust provides that the beneficial interest in the Trust shall at all times be divided into an unlimited number of shares, with a par value $0.001 per share. The Board of Trustee’s (“Board”) may authorize the division of shares into separate series and the division of series into a separate class of shares. The different Series shall be established and designated, and the variations in the relative rights and preferences as among the different series and classes shall be fixed and determined, by the Board.

Management of the Fund intends to file a registration so that shares of the Fund may be purchased by or on behalf of clients of wrap account programs sponsored by investment advisers or broker-dealers that have an agreement with the Investment Adviser. The Fund’s investment objective seeks to maximize total return. The Fund’s investment objective is not fundamental and may be changed without shareholder vote. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment objective. The Fund will seek to achieve its investment objective by investing in a diversified portfolio of investment grade bonds, including U.S. government securities, such as GNMA Certificates that are guaranteed as to the timely payment of principal and interest by the U.S. government.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 — AGREEMENTS

The Fund intends to enter into an investment advisory agreement (the “Advisory Agreement”) with the Investment Adviser under which the Investment Adviser, subject to the overall supervision of the Board will provide investment advisory services to the Fund. The Investment Adviser does not receive any fee for its investment advisory services.

The Investment Adviser has entered into an expense limitation agreement with the Trust, on behalf of the Fund, pursuant to which the Investment Adviser has agreed to absorb and reimburse all expenses so that the total ordinary operating expenses (excluding interest, taxes and extraordinary expenses) are 0.00% of the Fund’s average daily net assets.

The Fund intends to engage ING Funds Services, LLC (the “Administrator”) to perform administrative services to the Fund. The Administrator does not receive any fee for its administrative services.

The custodian for the Fund is The Bank of New York. The transfer agent for the Fund is DST Systems, Incorporated.

NOTE 4 — ORGANIZATIONAL AND OFFERING EXPENSES

Costs incurred with the organization of the Fund are expensed as incurred. Costs incurred with the offering of shares of the Fund are deferred and amortized over a period of twelve months on a straight line basis. Organizational expenses will be treated as an expense as incurred and are currently estimated to be $15,000.

NOTE 5 — FEDERAL INCOME TAXES

The Fund intends to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, intends to make the requisite distributions to its stockholders, which will relieve it from federal income or excise taxes. Therefore, no provision has been recorded for federal income or excise taxes.

APPENDIX A: DESCRIPTION OF BOND RATINGS

Excerpts from Moody’s Investors Service, Inc.’s (“Moody’s”) description of its bond ratings:

Aaa - judged to be the best quality; they carry the smallest degree of investment risk. Aa - judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds. A - possess many favorable investment attributes and are to be considered as “upper medium grade obligations.” Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Ba - judged to have speculative elements; their future cannot be considered as well assured. B - generally lack characteristics of the desirable investment. Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - speculative in a high degree; often in default. C - lowest rate class of bonds; regarded as having extremely poor prospects.

Moody’s also applies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Excerpts from Standard & Poor’s Rating Group (“S&P”) description of its bond ratings:

AAA - highest grade obligations; capacity to pay interest and repay principal is extremely strong. AA - also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. A - regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories - this group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C- predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and C the highest.

S&P applies indicators “+”, no character, and “-” to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY’S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

Moody’s ratings for municipal short-term obligations will be designated Moody’s Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

DESCRIPTION OF MOODY’S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody’s makes no representation that such obligations are exempt from registration under the 1933 Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest:

PRIME-1: Issuers rates Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

DESCRIPTION OF S&P’S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

AAA: Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated “A” has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI: The “CI” rating is reserved for income bonds on which no interest is being paid.

D: Debt rated “D” is in default, and repayment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P’S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issued determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

DESCRIPTION OF S&P’S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL PAPER:

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

Appendix B – PROXY VOTING PROCEDURES AND GUIDELINES

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date: July 10, 2003

Revision Date: March 2, 2007

I.	INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors1 (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors2 of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.	VALUATION, PROXY AND BROKERAGE COMMITTEE

The Boards hereby delegate to the Valuation, Proxy and Brokerage Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”). The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee

[1]

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation, Proxy and Brokerage Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation, Proxy and Brokerage Committee with respect to any other Fund.

[2]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.	DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation, Proxy and Brokerage Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.	APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Valuation, Proxy and Brokerage Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation, Proxy and Brokerage Committee at its next regularly scheduled meeting.

V.	VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures.

A.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Valuation, Proxy and Brokerage Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures). Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

4.	Referrals to a Fund’s Valuation, Proxy and Brokerage Committee

A Fund’s Valuation, Proxy and Brokerage Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.	CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.	REPORTING AND RECORD RETENTION

Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP EMERGING MARKETS FUND, INC.

ING VP NATURAL RESOURCES TRUST

USLICO SERIES FUND

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC

AND

DIRECTED SERVICES, LLC

PROXY VOTING PROCEDURES

I.	INTRODUCTION

ING Investments, LLC and Directed Services, LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC and Directed Services, LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.	ROLES AND RESPONSIBILITIES

A.	Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting

Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Valuation, Proxy and Brokerage Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.	Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy

Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.	Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III.	VOTING PROCEDURES

A.	In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For”, “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.	The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Valuation, Proxy and Brokerage Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.	ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.	Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.	Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.	REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC and Directed Services, LLC:

Name	Title or Affiliation
Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Manager – Special Projects, ING Funds Services, LLC

Julius Drelick	Vice President, Advisory and Product Management, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Counsel, ING Americas US Legal Services

Steve Wastek, Esq.	Counsel, ING Americas US Legal Services

Effective as of December 31, 2006

EXHIBIT 3

to the

ING Funds

Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.	INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.	GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional For The Relevant Fund Has Been Received And Is To Be Utilized, Provided That Incorporation Of Any Such Recommendation Shall Be Subject To The Conflict Of Interest Review Process Required Under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

1.	The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.

If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD votes (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon WITHHOLD votes representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis. Generally, vote FOR nominees when (1) the issue relevant to the majority WITHHOLD has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a “pay for performance” disconnect, as defined by the Agent, generally DO NOT WITHHOLD support from director nominees. if the Agent has raised other considerations regarding “poor compensation practices,” consider nominees on a CASE-BY-CASE basis. however, where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD votes from nominees who did not serve on the compensation committee, or board, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist regarding such fees, e.g., that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence or is excessive in connection with the level and type of services provided.

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis. generally:

(1)	WITHHOLD votes from the fewest directors whose removal would achieve majority independence across the remaining board.

(2)	WITHHOLD votes from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)	Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)	Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)	When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally Vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, WITHHOLD support from nominees when the Agent so recommends due to assessment that they acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Proposals Regarding Board Composition or Board Service

Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)	Only if the director’s legal expenses would be covered.

2.	Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.	Auditors

Ratifying Auditors

Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

Auditor Independence

Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.	Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions. Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

Amendments to Corporate Documents

Unless support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

6.	Miscellaneous

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•	If the dissidents agree, the policy remains in place.

•	If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Open Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Generally, vote FOR management proposals but AGAINST shareholder proposals, unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated. For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis, with voting decisions determined based on the Agent’s criteria, considering whether the related proposal received the requisite support for approval and was adopted for the benefit of the company and its shareholders.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

7.	Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

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Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•

Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•

Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

•	Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights. Consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

Consider management proposals to eliminate dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split. In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if the Agent otherwise supports management’s rationale.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation as assessed by the Agent.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.	Executive and Director Compensation

Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

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Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•	Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE.

•	Generally, vote FOR plans with costs within the cap if the considerations raised by the Agent pertain solely to equity compensation burn rate or pay for performance as defined by Agent.

•	Generally, vote AGAINST plans administered by potential grant recipients.

•	Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms. Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold. DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE.

OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice. Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.

Golden and Tin Parachutes

Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such “parachutes” specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Expensing of Stock Options

Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.	State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.	Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.	Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental

Generally, vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.	Social and Environmental Issues

These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.	Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	the appointment of shareholders to co-sign the minutes of the meeting

•	regulatory filings (e.g., to effect approved share issuances)

•	the designation of inspector or shareholder representative(s) of minutes of meeting

•	the designation of two shareholders to approve and sign minutes of meeting

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate. If the slate is bundled and audit committee membership is unclear, vote FOR if the Agent otherwise recommends support.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in Canada and tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent. For issuers in other global markets, generally follow Agent’s standards for withholding support from bundled slates or non-independent directors excluding the CEO, as applicable, if the board is non-majority independent or the board’s independence cannot be ascertained due to inadequate disclosure.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•	bundled slates of nominees (e.g., Hong Kong or France);

•	simultaneous reappointment of retiring directors (e.g., South Africa);

•

in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•	nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa).

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.

In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis. Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•	the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•	culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•	the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations. Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).

Director Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

Retirement Bonuses

With respect to Japanese companies, generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served. If the Agent raises scandal or internal control considerations, generally vote AGAINST bonus proposals only for nominees whom a Fund is also voting AGAINST for that reason, unless bundled with bonuses for a majority of retirees a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

Amendment Procedures for Equity Compensation Plans and ESPPs

For Toronto (Canada) Stock Exchange issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals that:

•	exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution assessment is precluded by inadequate disclosure;

•

provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan);

•	are administered by potential grant recipients;

•	permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•	for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, purchase price and performance criteria;

•	vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device;

•

provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•

allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•

provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses or vesting upon change in control (other than addressed above), provided the company has provided a reasonable rationale in support of the relevant plan/award, practice or participation.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:

(1)	practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)	retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)	equity award valuation triggering a negative recommendation from the Agent; or

(4)	provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR. Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided. Reports with unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to vote FOR general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital, general issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital, and requests to reissue repurchased shares if the related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), or to grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows:

•

Generally, vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•	Vote AGAINST proposals to adopt unlimited capital authorizations.

•	The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•

Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•

Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., issuances, transfers or repurchases) that do not meet the Agent’s standards. Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee. Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors. However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

Generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s standards. In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Allocation of Income and Dividends

Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms.

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•	it is editorial in nature;

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•	it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

•	the company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•	it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•	it reduces relevant disclosure to shareholders;

•	it seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•	it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

•

it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•	Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•

Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•	If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•

Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

ING SEPARATE PORTFOLIOS TRUST

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 992-0180

FORM N-1A

PART C

OTHER INFORMATION

ITEM 23.	Exhibits

All references to the “Registration Statement” in the following list of Exhibits refer to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-141111; 811-22025).

Exhibit Letter	Description

(a)	Declaration of Trust dated March 2, 2007, previously filed with the Registrant’s Registration Statement on Form N-1A on March 7, 2007 and incorporated herein by reference.

(b)	By-laws dated March 2, 2007, previously filed with the Registrant’s Registration Statement on Form N-1A on March 7, 2007 and incorporated herein by reference.

(c)	Instruments Defining Rights of Securities Holders: Not Applicable.

(d)(1)	Form of Investment Management Agreement between Registrant and ING Investment Management Co., filed herewith.

(2)	Form of Expense Limitation Agreement between Registrant and ING Investment Management Co., filed herewith.

(e)	Form of Underwriting Agreement between Registrant and ING Funds Distribution, Inc., filed herewith.

(f)	Bonus or Profit Sharing Contracts:

(f)(1)	Not Applicable.

(g)(1)	Custody Agreement, dated January 6, 2003, between Registrant and The Bank of New York - previously filed as an Exhibit to Post-Effective Amendment No. 24 to Registration Statement File Nos. 333-59745 and 811-08895 on Form N-1A filed on July 29, 2003 and incorporated herein by reference.

(i) Amended Exhibit A, dated May 16, 2007 to the Custody Agreement between Registrant and The Bank of New York - filed herewith.

(2)	Foreign Custody Manager Agreement, dated January 6, 2003, between Registrant and The Bank of New York - previously filed as an Exhibit to Post-Effective Amendment No. 24 to Registration Statement File Nos. 333-59745 and 811-08895 on Form N-1A filed on July 29, 2003 and incorporated herein by reference.

(i) Amended Exhibit A, dated May 16, 2007 to the Foreign Custody Manager Agreement between Registrant and The Bank of New York - filed herewith.

(3)	Fund Accounting Agreement, dated January 6, 2003, between Registrant and The Bank of New York - previously filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement File Nos. 333-59745 and 811-08895 on Form N-1A filed on May 25, 2004 and incorporated herein by reference.

(i) Amended Exhibit A, dated May 16, 2007 to the Fund Accounting Agreement - filed herewith.

(4)	Securities Lending Agreement and Guaranty, dated as of August 7, 2003, between Registrant and The Bank of New York - previously filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement File Nos. 333-59745 and 811-08895 on Form N-1A filed on May 25, 2004 and incorporated herein by reference.

(i) Amended Schedule A, dated May 16, 2007 to the Securities Lending Agreement - filed herewith.

(h)(1)	Form of Administration Agreement between Registrant and ING Funds Services, LLC, filed herewith.

(2)	Agency Agreement, dated November 30, 2000, between Registrant and DST Systems, Inc. - previously filed as an Exhibit to Post-Effective Amendment No. 24 to Registration Statement File Nos. 333-59745 and 811-08895 on Form N-1A filed on July 29, 2003 and incorporated herein by reference.

(i) Amended and Restated Exhibit A, dated May 16, 2007, with respect to the Agency Agreement, filed herewith.

(i)(1)	Opinion of Morrison & Foerster LLP, filed herewith.

Exhibit Letter	Description

(j)	Other Opinions:

(j)(1)	Consent of KPMG LLP, filed herewith.

(k)	Omitted Financial Statements*

(l)(1)	Form of Initial Capital Agreement, filed herewith.

(m)	Rule 12b-1 Plan: Not Applicable.

(n)	Rule 18f-3 Plan: Not Applicable.

(o)	Reserved: Not Applicable.

(p)	Codes of Ethics of ING Investment Co. (US) effective August 1, 2006, filed herewith.

(q)	Powers of Attorney, filed herewith.

*	To be filed by amendment.

ITEM 24.    Persons Controlled by of Under Common Control with the Fund

No person is controlled by or under common control with the Registrant.

ITEM 25. Indemnification

Article VI of the Registrant’s Declaration of Trust provides for the indemnification of the Registrant’s trustees, officers, employees and other agents.

The Registrant shall indemnify to the fullest extent permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of the Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that such person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

The Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In no event will the Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his/her willful misfeasance, bad faith, gross negligence in the performance of his/her duties, or by reason of his/her reckless disregard of the duties involved in the conduct of his/her office or arising under his agreement with the Registrant. The Registrant will comply with Rule 484 under the 1933 Act and Release No. 11330 under the 1940 Act, in connection with any indemnification.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.	Business and Other Connections of the Investment Adviser

Information as to the directors and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two fiscal years, is included in its registration statement as an investment adviser on Form ADV (File No. 801-9046) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference thereto.

ITEM 27.	Principal Underwriters

(a) ING Funds Distributor, LLC, distributor for the Registrant, is the principal underwriter for ING Equity Trust, ING Mutual Funds; ING Funds Trust; ING Investment Funds, Inc.; ING Prime Rate Trust; ING Mayflower Trust; ING Senior Income Fund; ING Series Fund, Inc.; ING Variable Products Trust; ING VP Natural Resources Trust; ING Variable Insurance Trust; ING VP Balanced Portfolio, Inc.; ING Variable Portfolios, Inc.; ING Variable Funds; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Strategic Allocation Portfolios, Inc. and ING GET Fund.

(b) Information as to the directors and officers of the Distributor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934, as amended, and is incorporated herein by reference thereto.

(c) Not applicable.

ITEM 28.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules promulgated thereunder are maintained at the offices of (a) the Registrant, (b) ING Investment Management Co., (c) ING Funds Distributor, LLC, (d) the Transfer Agent, and (e) the Custodian. The address of each is as follows:

(a)	ING Separate Portfolios Trust

7337 East Doubletree Ranch Rd.

Scottsdale, Arizona 85258

(b)	ING Investment Management Co.

230 Park Avenue

New York, NY 10169

(c)	ING Funds Distributor, LLC

7337 East Doubletree Ranch Rd.

Scottsdale, Arizona 85258

(d)	DST Systems, Inc.

P.O. Box 219368

Kansas City, Missouri 64141

(e)	The Bank of New York

One Wall Street

New York, NY 10286

ITEM 29.	Management Services

Not Applicable.

ITEM 30.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under rule 485 (b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and State of Arizona on the 11th day of May, 2007.

ING SEPARATE PORTFOLIOS TRUST

By:	/S/ HUEY P. FALGOUT, JR.
Huey P. Falgout, Jr. Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURES	TITLE	DATE

* John Patton	Trustee and Chairman	May 11, 2007

* Shaun P. Mathews	President and Chief Executive Officer	May 11, 2007

* Todd Modic	Senior Vice President and Chief/Principal Financial Officer	May 11, 2007

* John V. Boyer	Trustee	May 11, 2007

* Patricia W. Chadwick	Trustee	May 11, 2007

* J. Michael Earley	Trustee	May 11, 2007

* R. Barbara Gitenstein	Trustee	May 11, 2007

* Patrick W. Kenny	Trustee	May 11, 2007

* Sheryl K. Pressler	Trustee	May 11, 2007

* David W.C. Putnam	Trustee	May 11, 2007

* John G. Turner	Trustee	May 11, 2007

* Roger B. Vincent	Trustee	May 11, 2007

* By:	/S/ HUEY P. FALGOUT, JR.
Huey P. Falgout, Jr. Attorney-in-Fact**

**	Powers of Attorney for each Trustee, Shaun P. Mathews, and Todd Modic -
Filed herein.

EXHIBIT INDEX

ING Separate Portfolios Trust

File No. 333-141111

Exhibit	Description

(d)(1)	Form of Investment Management Agreement

(2)	Form of Expense Limitation Agreement

(e)	Form of Underwriting Agreement

(g)(1)(i)	Amended Exhibit A to the Custody Agreement

(g)(2)(i)	Amended Exhibit A to the Foreign Custody Manager Agreement

(g)(3)(i)	Amended Exhibit A to the Fund Accounting Agreement

(g)(4)(i)	Amended Schedule A to the Securities Lending Agreement

(h)(1)	Form of Administration Agreement

(h)(2)(i)	Amended and Restated Exhibit A to the Agency Agreement

(i)(1)	Opinion of Morrison & Foerster LLP

(j)(1)	Consent of KPMG LLP

(l)(1)	Form of Initial Capital Agreement

(p)	Code of Ethics of ING Investment Management Co. (US)

(q)	Powers of Attorney